Great-West Life & Annuity Insurance Company

                                 A Stock Company

                             8515 East Orchard Road

                            Englewood, Colorado 80111

                                 (303) 737-3000

Key Business VUL -- Prospectus

                 A Flexible Premium Variable Universal Life Insurance Policy
                    offered by Great-West Life & Annuity Insurance Company
                       in connection with its COLI VUL-2 Series Account


This Prospectus describes a flexible premium variable universal life insurance policy (the "Policy") offered by Great-West Life & Annuity Insurance Company ("Great-West," "we" or "us"). The Policy is designed for use by corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans. The Policy is designed to meet the definition of "life insurance contracts" for federal income tax purposes.

The Policy allows "you," the Policy owner, within certain limits to:

o choose the type and amount of insurance coverage you need and increase or decrease that coverage as your insurance needs change;

o choose the amount and timing of premium payments, within certain limits; o allocate premium payments among 33 investment options and transfer Account Value among available investment options as your investment objectives change; and
o access your Policy's Account Value through loans and partial withdrawals or total surrenders.

This Prospectus contains important information you should understand before purchasing a Policy. We use certain special terms which are defined in Appendix
A. You should read this Prospectus carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                          The Date of this Prospectus is May 1, 2000


The Policies currently offer 33 investment options, each of which is a Division of Great-West's COLI VUL-2 Series Account (the "Series Account"). Each Division uses its assets to purchase, at their net asset value, shares of a single mutual fund (collectively the "Funds"). The Divisions are referred to as "variable" because their investment experience depends upon the investment experience of the Funds in which they invest. Following is a list of the Funds in which the Divisions currently invest:

American Century Variable Portfolios, Inc.

    American Century VP Income & Growth
    American Century VP International
    American Century VP Value

Dreyfus Stock Index Fund

Dreyfus Variable Investment Fund

    Appreciation Portfolio
    Growth and Income Portfolio

Federated Insurance Series

    Federated American Leaders Fund II
    Federated Growth Strategies Fund II
    Federated High Income Bond Fund II
    Federated International Equity Fund II

INVESCO Variable Investment Funds, Inc.

    INVESCO VIF - High Yield Fund
    INVESCO VIF - Equity Income Fund
    INVESCO VIF - Total Return Fund

Janus Aspen Series

    Balanced Portfolio

    Flexible Income Portfolio

    High-Yield Portfolio

    Worldwide Growth Portfolio

    Maxim Series Fund, Inc.

       Maxim Loomis Sayles Corporate Bond Portfolio
       Maxim INVESCO ADR Portfolio
       Maxim INVESCO Balanced Portfolio
       Maxim INVESCO Small-Cap Growth Portfolio
       Maxim Ariel MidCap Value Portfolio
       Maxim Money Market Portfolio
       Maxim U.S. Government Securities Portfolio

       Maxim Profile Portfolios:

           Maxim Aggressive Profile I Portfolio
           Maxim Moderately Aggressive Profile I Portfolio
           Maxim Moderate Profile I Portfolio
           Maxim Moderately Conservative Profile I Portfolio
           Maxim Conservative Profile I Portfolio

Neuberger Berman Advisers Management Trust

       Guardian Portfolio
       Mid-Cap Growth Portfolio
       Partners Portfolio
       Socially Responsive Portfolio

You should contact your representative for further information as to the availability of the Divisions. We may add or delete investment options in the future.

The Policy does not have a guaranteed minimum Account Value. Your Policy's Account Value may rise or fall, depending on the investment performance of the Funds underlying the Divisions to which you have allocated your premiums. You bear the entire investment risk on amounts allocated to the Divisions. The investment policies and risks of each Fund are described in the accompanying prospectuses for the Funds. Your Account Value will also reflect net premiums, amounts withdrawn and cost of insurance or other charges.

The Policy provides for a Total Face Amount as shown on the Policy Specifications page of your Policy. The death benefit payable under your Policy may be greater than the Total Face Amount. As long as the Policy remains in force and you make no withdrawals, the death benefit will never be less than the Total Face Amount. If the Cash Surrender Value is insufficient to pay the Policy charges, however, your Policy may lapse without value.

When the Insured dies, we will pay a death benefit to the beneficiary specified by you. We will reduce the amount of the death benefit by any prior withdrawals, unpaid Policy Debt, and unpaid Policy charges.


You generally may cancel the Policy by returning it to us within ten days after you receive it. In some states, however, this right to return period may be longer, as provided by state law.


It may not be advantageous for you to purchase a Policy to replace existing life insurance coverage.

This Prospectus is valid only if accompanied by current prospectuses for the Funds listed above. If any of these prospectuses are missing or outdated, please contact us and we will send you the prospectus you need.

We may offer this Policy in group form in certain states, with individual ownership represented by certificates. The description of Policies in this Prospectus applies equally to certificates under group Policies unless the context specifies otherwise.

The Policy may not be available in all states.

                                Table of Contents

Summary of Policy......................1
Great-West Life & Annuity Insurance
  Company6

The Series Account.....................8
The Investment Options ................8
Expenses of the Funds.................12
About the Policy .....................13
  Policy Application, Issuance and Initial
  Premium ............................13
  Free Look Period ...................13
  Premium Payments....................14
     Premium..........................14
     Net Premiums.....................14
     Allocation of Net Premium........14
     Planned Periodic Premiums........14
  Death Benefit ......................15
  Changes in Death Benefit Option.....16
  Changes in Total Face Amount .......16
     Minimum Changes..................16
     Increases........................16
     Decreases........................16
  Surrenders..........................16
  Partial Withdrawal..................17
  Policy Loans........................17
  Transfers Among Divisions...........18
  Dollar Cost Averaging...............18
  The Rebalancer Option...............19
  Account Value ......................19
     Net Investment Factor............20
     Splitting Units..................20
  Charges and Deductions..............21
  Expense Charges Applied
     to Premium.......................21
     Mortality and Expense Risk Charge21
     Monthly Deduction................22
         Monthly Risk Rates...........22
         Service Charge...............22
  Transfer Fee .......................22
  Partial Withdrawal Fee .............23

   Change of Death Benefit Option
   Fee................................23
   Fund Expenses......................23
   Paid-Up Life Insurance.............23
   Supplemental Benefits..............23
   Term Life Insurance Rider..........23
   Change of Insured Rider............24
   Continuation of Coverage...........24
   Grace Period ......................24
   Termination of Policy..............25
   Reinstatement......................25
   Deferral of Payment................25
   Rights of Owner ...................26
   Rights of Beneficiary..............26
   Other Policy Provisions............26
      Exchange of Policy..............26
      Addition, Deletion or Substitution of
      Investments.....................26
      Entire Contract.................27
      Alteration......................27
      Modification....................27
      Assignments.....................27
      Non-Participating...............27
      Misstatement of Age or Sex (Non-
      Unisex Policy)..................27
      Suicide.........................27
      Incontestability................28
      Report to Owner.................28
      Illustrations...................28
      Notice and Elections............28
     Performance Information and Illustrations     28
        Fund Performance..............28
        Adjusted Fund Performance.....29
        Other Information. ...........29
        Policy Illustrations..........29
     Federal Income Tax Considerations29
     Tax Status of the Policy.........30
      Diversification of Investments..30
      Policy Owner Control............30
      Tax Treatment of Policy Benefits30
         Life Insurance Death Benefit
                  Proceeds............30
         Tax Deferred Accumulation....30

     Distributions....................30
     Modified Endowment Contracts.....31
     Distributions Under Modified Endowment
     Contracts........................31
     Distributions Under a Policy That Is Not
     a MEC............................32
     Multiple Policies................32
     Treatment When Insured Reaches
         Attained Age 100.............32
     Federal Income Tax Withholding...32
     Actions to Ensure Compliance with the
         Tax Law......................32
     Trade or Business Entity Owns or is    Directly
         or Indirectly a Beneficiary of the Policy 32
     Other Employee Benefit Programs..33
     Policy Loan Interest.............33
     Our Taxes........................33





Distribution of the Policy ...........33
Voting Rights ........................34
Our Directors and Executive Officers..35
Other Information.....................37
     State Regulation.................37
     Legal Proceedings................37
     Legal Matters....................37
     Experts..........................37
     Registration Statements..........37
Financial Statements..................38

Appendix A -- Glossary of Terms......A-1
Appendix B -- Table of Death Benefit
Percentages..........................B-1
Appendix C -- Sample Hypothetical
Illustrations .......................C-1























This Prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful. You should rely only on the information contained in this Prospectus or in the prospectus or statement of additional information of the Funds. We have not authorized anyone to provide you with information that is different.

39

The Total Face Amount is the minimum amount of life insurance coverage specified in your Policy.

Summary of Policy

This is a summary of some of the most important features of your Policy. The Policy is more fully described in the remainder of the Prospectus. Please read this Prospectus carefully. Unless otherwise indicated, the description of the Policy in this Prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply.

Corporate-Owned Variable Life Insurance

o The Policy provides for life insurance coverage on the Insured and for a Cash Surrender Value which is payable if your Policy is terminated during the Insured's lifetime. You may also take partial withdrawals from and borrow portions of your Account Value.

o The Account Value and death benefit of your Policy may increase or decrease depending on the investment performance of the Divisions to which you have allocated your premiums and the death benefit option you have chosen. Your Policy has no guaranteed minimum Cash Surrender Value. If the Cash Surrender Value is insufficient to cover Policy charges, your Policy may lapse without value.

o Under certain circumstances, a Policy may become a "modified endowment contract" ("MEC") for federal tax purposes. This may occur if you reduce the Total Face Amount of your Policy or pay excessive premiums. We will monitor your premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC. We will not invest any premium or portion of a premium that would cause your Policy to become a MEC. We will promptly refund the money to you and, if you elect to have a MEC contract, you can return the money to us with a signed form of acceptance.

o We will issue Policies to corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans. We will issue Policies on the lives of prospective Insureds who meet our underwriting standards. An Insured's Issue Age must be between 20 and 85 for Policies issued on a fully underwritten basis and between 20 and 70 for Policies issued on a guaranteed underwriting or a simplified underwriting basis.

Free Look Period

You may return your Policy to us for any reason within 10 days of receiving it, or such longer period as required by applicable state law.

Premium Payments

o You must pay us an Initial Premium to put your Policy in force. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefit option you select.

o Thereafter, you choose the amount and timing of premium payments, within certain limits.

Death Benefit

o       You may choose from among three death benefit options -
1.      a fixed benefit equal to the Total Face Amount of your Policy;

2. a variable benefit equal to the sum of the Total Face Amount and your Policy's Account Value; or

3. an increasing benefit equal to the sum of the Total Face Amount and the accumulated value of all premiums paid under your Policy accumulated at the interest rate shown on the Policy Specifications page of your Policy.

Cash Surrender Value is Account Value minus any accrued and unpaid policy charges and any Policy Debt.

Account Value is the sum of the amounts in each Division and the amount of the Loan Account.

o

For each option, the death benefit may be greater if necessary to satisfy federal tax law requirements.

o We will deduct any outstanding Policy Debt and unpaid Policy charges before we pay a death benefit. In addition, prior partial withdrawals may reduce the death benefit payable under the first and third options.

o At any time, you may increase or decrease the Total Face Amount, subject to our approval and other requirements set forth in the Policy.

o After the first Policy Year, you may change your death benefit option once each Policy Year.

The Series Account

o We have established a separate account to fund the variable benefits under the Policy.

o The assets of the separate account are insulated from the claims of our general creditors.

Investment Options

o You may allocate your net premium payments among the 33 variable Divisions listed on the front cover of this Prospectus.

o Each Division invests exclusively in shares of a single mutual fund. Each Fund has distinct investment objectives and policies, which are described in the accompanying prospectuses for the Funds.

o You may transfer amounts from one Division to another.

Supplemental Benefits

o       The following riders are available --
1.      term life insurance; and
2.      change of insured.
o We will deduct the cost, if any, of the rider(s) from your Policy's Account Value on a monthly basis.

Accessing Your Policy's Account Value

o You may borrow from us using your Account Value as collateral. Loans may be treated as taxable income if your Policy is a "modified endowment contract" for federal income tax purposes and you have had positive net investment performance.

o You may surrender your Policy for its Cash Surrender Value. There are no surrender charges associated with your Policy.

o You may withdraw a portion of your Policy's Account Value at any time while your Policy is in force.

o A withdrawal may reduce your death benefit, depending on which death benefit option you have chosen.

o We will charge an administrative fee not greater than $25 per withdrawal on partial withdrawals after the first in a Policy Year.

Account Value

o       Your Policy's Account Value will reflect --
3.      the premiums you pay;
4.      the investment performance of the Divisions you select;
5.      any Policy loans or partial withdrawals;
6.      your Loan Account balance; and
7.      the charges we deduct under the Policy.

Policy Charges and Deductions

o Expense Charges Against Premiums -- We will deduct a charge from your premium payments that is guaranteed to be no more than 10% to cover our sales expenses, premium tax expenses, and certain federal tax consequences and other obligations resulting from the receipt of premiums. The premium charge consists of two portions: (i) a sales charge and (ii) a "deferred acquisition cost" tax charge ("DAC charge") and premium tax charge. The current sales charge in Policy Years 1 - 10 consists of 5.5% of premiums up to the target annual premium plus 3.0% of premiums in excess of target, and 0% of premiums in years thereafter. The current DAC and premium tax charge equals 3.5% of premium in all Policy Years. We may change these rates at any time subject to the overall guarantee set forth above.

o Monthly Deduction -- At the beginning of each Policy Month, we will deduct from your Policy's Account Value:

1. a Monthly Risk Charge, to cover our anticipated costs of providing insurance under the Policy;

2. the cost of any supplemental benefit riders you choose to add to your Policy;

3. a Service Charge to cover certain administrative expenses in connection with the Policies. The Service Charge is guaranteed not to exceed $15.00 each Policy Month. Currently, this charge is $10.00 each Policy Month for the first three Policy Years and $7.50 per Policy Month thereafter; and

4. any extra risk charge if the Insured is in a rated class as specified in your Policy.

o Separate Account Charges -- On each Valuation Day we deduct a Mortality and Expense Risk Charge from the Divisions to compensate Great-West for the mortality and expense risks we assume by issuing your Policy. The Mortality and Expense Risk Charge will not exceed 0.90% of net asset value annually of your Account Value. Currently, this charge is 0.40% in Policy Years 1 through 5, 0.25% in Policy Years 6 through 20, and 0.10% thereafter.

o Surrender Charges -- Your Policy has no surrender charges.

o Transfer Fee -- You may transfer your Account Value among the Divisions free of charge up to the first 12 transfers in one calendar year. Thereafter, subject to certain exceptions, a maximum administrative charge of $10 per transfer will be deducted from your Account Value for all transfers in excess of 12 made in the same calendar year.

o Partial Withdrawal Fee -- You may make one free partial withdrawal of your Account Value each Policy Year. Thereafter, a maximum administrative charge of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year.

o Change of Death Benefit Option Fee -- A maximum administrative charge of $100 will be deducted from your Account Value each time you change your death benefit option.

        The charges assessed under the Policy are described in more detail in "Charges and Deductions", beginning on page 21.

Fees and Expenses of the Funds

You will indirectly bear the costs of investment management fees and expenses paid from the assets of the mutual fund portfolios you select. Set forth on the following page is a table of current estimates of these costs. The prospectuses for the Funds describe their respective charges and expenses in more detail. We may receive compensation from the investment advisers or administrators of the Funds. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Funds.

                     Table of Fees and Expenses of the Funds

            (as a percentage of net assets for the period ended December 31, 1999)

                                                 Management   Other    Gross        Less Fee    Net
                                                    Fees      Expenses Total        Waivers &    Total
                                                                       Annual        Expense    Annual
                                                                       Operating  Reimbursement Operating

                    Fund                                               Expenses                 Expenses
   ----------------------------------------     ------------- -------- ---------- -----------------------
   American Century Variable Portfolios, Inc.
     o       American Century VP Income &          0.70%1      0.00%     0.70%       0.00%       0.70%
         Growth                                    1.34%1      0.00%     1.34%       0.00%       1.34%
     o       American Century VP International     1.00%1      0.00%     1.00%       0.00%       1.00%
     o       American Century VP Value

   Dreyfus Stock Index Fund                         0.25%      0.01%     0.26%       0.00%       0.26%

   Dreyfus Variable Investment Fund

     o       Appreciation Portfolio                 0.75%      0.03%     0.78%       0.00%       0.78%
     o        Growth and Income Portfolio           0.75%      0.04%     0.79%       0.00%       0.79%

   Federated Insurance Series

     o       Federated American Leaders Fund        0.75%      0.13%      .88%       0.00%      0.88%2
         II                                         0.55%      0.19%      .85%       0.00%      0.85%3
     o       Federated Growth Strategies Fund       0.60%      0.44%     0.79%       0.00%      0.79%4
         II                                         .54%       0.71%     1.25%       0.00%      1.25%5
     o       Federated High Income Bond Fund II
     o       Federated International Equity

         Fund II

   INVESCO Variable Investment Funds, Inc.
     o       INVESCO VIF - High Yield Fund          0.60%      0.48%     1.08%       0.00%6      1.08%
     o       INVESCO VIF - Equity Income Fund       0.75%      0.44%     1.19%       0.00%7      1.19%
     o       INVESCO VIF - Total Return Fund        0.75%      0.55%     1.30%       0.00%8      1.30%



   Janus Aspen Series

     o       Balanced Portfolio                     0.65%      0.02%     0.67%       0.00%9      0.67%
     o       Flexible Income Portfolio              0.65%      0.07%     0.72%       0.00%       0.72%
     o       High-Yield Portfolio                   0.75%      4.17%     4.92%      3.92%10      1.00%
     o       Worldwide Growth Portfolio             0.65%      0.05%     0.70%       0.00%9      0.70%


   Maxim Series Fund, Inc.
     o       Maxim Loomis Sayles Corporate          0.90%      0.00%     0.90%       0.00%       0.90%
         Bond Portfolio                             1.00%      0.16%     1.16%       0.02%       1.14%
     o       Maxim INVESCO ADR Portfolio            1.00%      0.00%     1.00%       0.00%       1.00%
     o       Maxim INVESCO Balanced Portfolio       0.95%      0.14%     1.09%       0.02%       1.07%
     o       Maxim INVESCO Small-Cap Growth         0.95%      0.09%     1.04%       0.00%       1.04%
         Portfolio                                  0.46%      0.00%     0.46%       0.00%       0.46%
     o       Maxim Ariel MidCap Value Portfolio     0.60%      0.00%     0.60%       0.00%       0.60%
     o       Maxim Money Market Portfolio
     o       Maxim U.S. Government Securities

         Portfolio

   Maxim Profile Portfolios

     o       Maxim Aggressive Profile I Portfolio     0.25%    0.00%     0.25%       0.00%       0.25%
         +                                            0.25%    0.00%     0.25%       0.00%       0.25%
     o       Maxim Moderately Aggressive Profile      0.25%    0.00%     0.25%       0.00%       0.25%
         I Portfolio +                                0.25%    0.00%     0.25%       0.00%       0.25%
     o       Maxim Moderate Profile I Portfolio +     0.25%    0.00%     0.25%       0.00%       0.25%
     o       Maxim Moderately Conservative
         Profile I Portfolio +
     o       Maxim Conservative Profile I
         Portfolio +

   Neuberger Berman Advisers Management Trust

     o       Guardian Portfolio                     0.85%      0.15%     1.00%       0.00%       1.00%
     o       Mid-Cap Growth Portfolio               0.85%      0.23%     1.08%      0.08%11      1.00%
     o       Partners Portfolio                     0.80%      0.07%     0.87%       0.00%       0.87%
     o       Socially Responsive Portfolio          0.85%      8.19%     9.04%      7.51%12      1.53%





                               Minimum Total Maxim Series Fund     Maximum Total Maxim Series Fund
                                       Annual Expenses+                    Annual Expenses+
Aggressive Profile I                        1.07%                               1.43%
Moderately Aggressive                       1.00%                               1.38%
Profile I

Moderate Profile I                           .97%                               1.33%
Moderately Conservative                      .97%                               1.28%
Profile I

Conservative Profile I                       .87%                               1.21%

+Each Profile I Portfolio (collectively, "Profile Portfolios") will invest in shares of Underlying Portfolios. Therefore, each Profile Portfolio will, in addition to its own expenses such as management fees, bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each Profile Portfolio will be reduced by the Underlying Portfolio's expenses. As of the date of this prospectus, the range of expenses expected to be incurred in connection with each Profile Portfolio's investments in Underlying Portfolios is: Maxim Aggressive Profile I - 0.60% to 1.23%; Maxim Moderately Aggressive Profile I - 0.60% to 1.14%; Maxim Moderate Profile I - 0.60% to 1.14%; Maxim Moderately Conservative Profile I - 0.60% to 1.14%; Maxim Conservative Profile I - 0.60% to 0.60. This information is provided as a range since the average assets of each Profile Portfolio invested in Underlying Portfolios will fluctuate. 1 American Century Variable Portfolios, Inc. The funds have a stepped fee schedule. As a result, the funds management fee rate generally decreases as the fund assets increase. 2Federated Insurance Series - American Leaders Fund II The Fund did not pay or accrue the shareholder services fee during the fiscal year ended December 31 1999. The Fund has no present intention of paying or accruing the shareholder services fee during the fiscal year ending December 31 2000.

3Federated Insurance Series - Growth Strategies Fund II The Fund did not pay or accrue the shareholder services fee during the fiscal year ended December 31 1999. The Fund has no present intention of paying or accruing the shareholder services fee during the fiscal year ending December 31 2000. The total operating expenses would have been 1.05% absent the voluntary waiver of a portion of the management fee.

4Federated Insurance Series - High Income Bond Fund II The Fund did not pay or accrue the shareholder services fee during the fiscal year ended December 31, 1999. The Fund has no present intention of paying or accruing the shareholder services fee during the fiscal year ending December 31, 2000.

5 Federated Insurance Series - International Equity Fund II The Fund did not pay or accrue the shareholder services fee during the fiscal year ended December 31 1999. The Fund has no present intention of paying or accruing the shareholder services fee during the fiscal year ending December 3, 2000. The maximum shareholder services fee is 0.25%. The total operating expenses would have been 1.46% absent the voluntary waiver of a portion of the management fee.

6 INVESCO Variable Investment Funds, Inc. - High Yield Fund The information in the table has been restated from the financials to reflect a change in the administrative services fee. Certain expenses of the Fund were absorbed voluntarily by INVESCO in order to ensure that expenses for the Fund did not exceed 1.05% of the Fund's average net assets pursuant to a commitment letter between the Fund and INVESCO. The commitment may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, the Fund's Other Expenses and Total Annual Fund Operating Expenses for the fiscal year ended December 31, 1999 were 0.47% and 1.07%, respectively, of the Fund's average net assets.

7INVESCO Variable Investment Funds, Inc. - Equity Income Fund The information in the table has been restated from the financials to reflect a change in the administrative services fee. Certain expenses of the Fund were absorbed voluntarily by INVESCO in order to ensure that expenses for the Fund did not exceed 1.15% of the Fund's average net assets pursuant to a commitment letter between the Fund and INVESCO. The commitment may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, the Fund's Other Expenses and Total Annual Fund Operating Expenses for the fiscal year ended December 31, 1999 were 0.42% and 1.17%, respectively, of the Fund's average net assets.

   8INVESCO Variable Investments Fund, Inc. - Total Return Fund The information in the table has been restated from the financials to reflect a change in the administrative services fee. Certain expenses of the Fund were absorbed voluntarily by INVESCO in order to ensure that expenses for the Fund did not exceed 1.15% of the Fund's average net assets pursuant to a commitment letter between the Fund and INVESCO. The commitment may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, the Fund's Other Expenses and Total Annual Fund Operating Expenses for the fiscal year ended December 31, 1999 were 0.42% and 1.17%, respectively, of the Fund's average net assets.

   9Janus Aspen Series Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for Worldwide Growth and Balanced Income Portfolios. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreement. All expenses are shown without the effect of expense offset arrangements.

10 Janus Aspen Series - High-Yield Portfolio Janus Capital may modify or terminate the fee waiver at any time upon at least 90 days notice to the Trustee.

   11Neuberger  Berman  Advisers  Management  Trust - Mid-Cap  Growth  Portfolio
Management has voluntarily undertaken to limit the Portfolio's operating expenses which exceed in aggregate 1% per annum of the Portfolio's average daily net assets.

12Neuberger  Berman Advisers  Management Trust - Socially  Responsive  Portfolio
Management has voluntarily undertaken to limit the Portfolio's operating expenses which exceed in aggregate 1.53% per annum of the Portfolio's average daily net assets.

The Fund expenses shown above are assessed at the Fund level and are not direct charges against Series Account assets or reductions from Account Values. These expenses are taken into consideration in computing each Fund's net asset value, which is the share price used to calculate the Unit Values of the Series Account.

The management fees and other expenses are more fully described in the prospectuses for each Fund. The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.

What if Charges and Deductions Exceed Account Value?

o Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay all charges and deductions then due.

o If your Policy would terminate due to insufficient value, we will send you notice and allow you a 61 day Grace Period.

o If, within the Grace Period, you do not make a premium payment sufficient to cover all accrued and unpaid charges and deductions, your Policy will terminate at the end of the Grace Period without further notice.

Reinstatement

If your Policy terminates due to insufficient value, we will reinstate it within three years at your request, subject to certain conditions.

Paid-Up Life Insurance

If the Insured reaches Attained Age 100 and your Policy is in force, the Policy's Account Value, less Policy Debt, will be applied as a single premium to purchase "paid-up" insurance. Your Policy's Account Value will remain in the Series Account allocated to the Divisions in accordance with your instructions. The death benefit under this paid-up insurance generally will be equal to your Account Value. As your Account Value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly.

Federal Tax Considerations

Your Policy is structured to meet the definition of a "life insurance contract" under the Tax Code. We may need to limit the amount of your premium payments to ensure that your Policy continues to meet that definition.

Your purchase of, and transactions under, your Policy may have tax consequences that you should consider before purchasing a Policy. In general, the death benefit will be excluded from the gross income of the beneficiary. Increases in Account Value generally will not be taxable as earned, although there may be income tax due on a surrender of your Policy or partial withdrawal of your Policy's Account Value. For more information on the tax treatment of the Policy, see "Federal Income Tax Considerations" beginning on page 28 and consult your tax adviser.

Great-West Life & Annuity Insurance Company

Great-West is a stock life insurance company that was originally organized under the laws of the state of Kansas as the National Interment Association. Our name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation prior to changing to our current name in February 1982. In September 1990, we redomesticated under the laws of Colorado.

We are authorized to do business in forty-nine states, the District of Columbia, Puerto Rico and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.

Great-West is a member of the Insurance Marketplace Standards Association ("IMSA"). Accordingly, we may use the IMSA logo and reference membership in IMSA in advertisements.

Being a member of IMSA means that Great-West has chosen to participate in IMSA's Life Insurance Ethical Market Conduct Program.

Great-West is an indirect wholly-owned subsidiary of The Great-West Life Assurance Company ("Great-West Life"). The Great-West Life Assurance Company is a subsidiary of Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc. is in turn a subsidiary of Power Financial Corporation of Canada, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation of Canada. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada.

Great-West also acts as a sponsor for six other of its separate accounts that are registered with the SEC as investment companies: FutureFunds Series Account, Maxim Series Account, Pinnacle Series Account, Retirement Plan Series Account, Variable Annuity-1 Series Account, and Variable Annuity Account A.

The officers and employees of Great-West are covered by a joint fidelity bond. The fidelity bond coverage is $(Canadian) 100,000,000 in the aggregate with a single loss limit of $(Canadian) 50,000,000. In addition to covering officers and employees of Great-West, the joint fidelity bond also covers certain affiliates of Great-West

The assets of the Series Account are insulated from our general liabilities.

The Series Account is registered with the SEC

The Series Account has 33 Divisions. Each Division invests exclusively in shares of a single mutual fund portfolio.





The Fund Prospectuses have more information about the Funds, and may be obtained from us without charge.

The Series Account

We established "COLI VUL-2 Series Account" (the "Series Account") in accordance with Colorado law on November 25, 1997. The Series Account may also be used to fund benefits payable under other life insurance policies issued by us.

We own the assets of the Series Account. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Series Account. Those assets may not be charged with our liabilities from our other business. Our obligations under those policies are, however, our general corporate obligations.

The Series Account is divided into 33 Divisions. Each Division invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Divisions. The income, gains or losses, realized or unrealized, from assets allocated to each Division are credited to or charged against that Division without regard to the other income, gains or losses of the other Divisions. All amounts allocated to a Division will be used to purchase shares of the corresponding Fund. The Divisions will at all times be fully invested in Fund shares.

We hold the assets of the Series Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Funds.

The Investment Options

The Policy offers a number of investment options, corresponding to the Divisions. Each Division invests in a single Fund. Each Fund is a mutual fund registered under the 1940 Act, or a separate series of shares of such a mutual fund. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in connection with this Prospectus. You may obtain a copy of each Fund Prospectus without charge by Request.

Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own distinct investment objective and policies. Each Fund operates as a separate investment fund, and the income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.

The Funds are NOT available to the general public directly. The Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly traded mutual funds, the Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named Fund may differ substantially.

Some of the Funds' investment advisers or distributors compensate us for providing the administrative, recordkeeping and reporting services they would normally be required to provide for individual shareholders. Such compensation is paid out of the investment adviser's or the distributor's assets.

The investment objectives of the current Funds are briefly described below:

American  Century  Variable  Portfolios,   Inc.  (advised  by  American  Century
Investment
Management, Inc.)

      American Century VP Income & Growth seeks dividend growth, current income and capital appreciation by investing in common stocks.

      American Century VP International seeks capital growth by investing primarily in an internationally diversified portfolio of common stocks that are considered by the adviser to have prospects for appreciation.

      American Century VP Value seeks long-term capital growth by investing in securities that the adviser believes to be undervalued at the time of purchase. Income is a secondary objective.

Dreyfus Stock Index Fund (advised by The Dreyfus Corporation and its affiliate Mellon Equity Associates)

      Dreyfus Stock Index Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.

Dreyfus Variable Investment Fund (advised by The Dreyfus Corporation)

      Appreciation Portfolio seeks to provide long-term capital growth consistent with the preservation of capital by investing primarily in common stocks focusing on "blue-chip" companies with total market values of more than $5 billion at the time of purchase. Current income is a secondary goal. Fayez Sarofim & Co. is the sub-adviser to this Fund and, as such, provides day-to-day management.

      Growth and Income Portfolio seeks to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk by investing primarily in stocks, bonds and money market instruments of domestic and foreign issuers.

Federated Insurance Series (advised by Federated Advisers)

      Federated American Leaders Fund II seeks to achieve long-term growth of capital by investing, under normal circumstances, at least 65% of its total assets in common stock of "blue-chip" companies. The Fund's secondary objective is to provide income.

      Federated Growth Strategies Fund II seeks capital appreciation by investing at least 65% of its assets in equity securities of companies with prospects for above-average growth in earnings and dividends or companies where significant fundamental changes are taking place.

      Federated High Income Bond Fund II seeks high current income by investing primarily in a professionally managed, diversified portfolio of fixed-income securities, including lower-rated corporate debt obligations commonly referred to as "junk bonds."

      Federated International Equity Fund II seeks to obtain a total return on its assets by investing at least 65% of its assets in equity securities of issuers located in at least three different countries outside the United States.

INVESCO Variable Investment Funds, Inc. (advised by INVESCO Funds Group, Inc.)

      INVESCO VIF - High Yield Fund seeks a high level of current income by investing substantially all of its assets in lower-rated bonds and other debt securities and in preferred stock.

      INVESCO VIF - Equity Income Fund seeks the best possible current income while following sound investment practices by investing at least 65% of its total assets in dividend-paying common stocks, with up to 10% of its total assets invested in equity securities that do not pay regular dividends and the remainder invested in other income-producing securities such as corporate bonds. Capital growth potential is an additional consideration in the selection of portfolio securities.

      INVESCO VIF - Total Return Fund seeks a high total return on investment through capital appreciation and current income by investing primarily in dividend paying common stocks and fixed income securities, with a focus on obligations of the U.S. Government and its agencies and instrumentalities. INVESCO Capital Management, Inc. serves as the sub-adviser to this Fund and, as such, provides day-to-day management.

Janus Aspen Series (advised by Janus Capital Corporation)

      Balanced Portfolio seeks long-term growth of capital, balanced by current income by investing up to 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

      Flexible   Income   Portfolio  seeks  to  maximize  total  return  from  a
      combination of income and capital appreciation by investing primarily in income-producing securities.

      High-Yield Portfolio seeks high current income as its primary objective by investing primarily in high yield/high risk fixed-income securities, commonly referred to as "junk bonds." Capital appreciation is a secondary objective when consistent with the primary objective.

      Worldwide Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers.

Maxim Series Fund, Inc. (advised by GW Capital Management, LLC, a wholly-owned subsidiary of Great-West)

      Maxim Loomis Sayles Corporate Bond Portfolio seeks high total investment return by investing primarily in debt securities (including convertibles), although up to 20% of its total assets may be invested in preferred stocks. Loomis, Sayles & Company, L.P. serves as sub-adviser to this Fund and, as such, provides day-to-day management.

      Maxim INVESCO ADR Portfolio seeks to achieve a high total return on investment through capital appreciation and current income, while reducing risk through diversification, by investing in foreign securities that are issued in the form of American Depository Receipts or foreign stocks that are registered with the SEC and traded in the United States. Institutional Trust Company serves as the sub-adviser to this Fund and, as such, provides day-to-day management.

      Maxim INVESCO Balanced Portfolio seeks to achieve a high total return on investment through capital appreciation and current income by investing in a combination of common stocks and fixed-income securities. Institutional Trust Company serves as the sub-adviser to this Fund and, as such, provides day-to-day management.

      Maxim INVESCO Small-Cap Growth Portfolio seeks long-term capital growth by investing its assets principally in a diversified group of equity securities of emerging growth companies with market capitalization of $1 billion or less at the time of initial purchase. Institutional Trust Company serves as the sub-adviser to this Fund and, as such, provides day-to-day management.

Maxim Ariel MidCap Value Portfolio seeks long-term growth of capital by normally investing at least 65% of its assets in securities issued by medium-sized companies. Ariel Capital Management, Inc. serves as the sub-adviser to this Fund and, as such, provides day-to-day management.

      Maxim Money Market Portfolio seeks preservation of capital, liquidity and the highest possible current income through investments in short-term money market securities. An investment in the Money Market Portfolio is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money.

      Maxim U.S. Government Securities Portfolio seeks the highest level of return consistent with preservation of capital and substantial credit protection by investing primarily in mortgage-related securities issued or guaranteed by an agency or instrumentality of the U.S. Government, other U.S. agency and instrumentality obligations and in U.S. Treasury obligations.

      Maxim Profile I Portfolios

      Maxim Aggressive Profile I Portfolio seeks to achieve a high total return on investment through long-term capital appreciation by investing in other Maxim Funds with an emphasis on equity investments.

      Maxim Moderately Aggressive Profile I Portfolio seeks to achieve a high total return on investment through long-term capital appreciation by investing in other Maxim Funds with an emphasis on equity investments, though income is a secondary consideration.

      Maxim Moderate Profile I Portfolio seeks to achieve a high total return on investment through long-term capital appreciation by investing in other Maxim Funds with a relatively equal emphasis on equity and fixed-income investments.

      Maxim Moderately Conservative Profile I Portfolio seeks to achieve the highest possible total return consistent with reasonable risk through a combination of income and capital appreciation by investing in other Maxim Funds with primary emphasis on fixed-income investments, and, to a lesser degree, in other Maxim Funds with an emphasis on equity investments.

      Maxim Conservative Profile I Portfolio seeks to achieve total return consistent with preservation of capital primarily through fixed-income investments by investing in other Maxim Funds with an emphasis on fixed-income investments.

Neuberger Berman Advisers Management Trust

The portfolios listed below invest their assets in a corresponding portfolio of Neuberger Berman Advisers Managers Trust, an open-end investment company registered under the 1940 Act. This type of arrangement is commonly referred to as a "master/feeder" structure and is different from that of many other investment companies which directly acquire and manage their own assets. The investment objectives of the portfolios listed below are identical to the corresponding portfolios in which they invest and their investment performance will directly correspond with the investment performance of those corresponding portfolios. Neuberger Berman Management Incorporated serves as the investment adviser to Advisers Managers Trust and Neuberger Berman, LLC acts as sub-adviser.

         Guardian Portfolio seeks capital appreciation, and, secondarily, current income by investing primarily in common stocks of long-established, high-quality companies. A value-oriented investment approach is used in selecting securities.

         Mid-Cap Growth Portfolio seeks capital appreciation by investing, under normal market conditions, in equity securities of medium-sized companies. A growth-oriented investment approach is used in selecting securities.

      Partners Portfolio seeks capital growth by investing in common stocks and other equity securities of medium to large capitalization established companies. A value-oriented investment approach is used in selecting securities.

      Socially Responsive Portfolio seeks long-term capital appreciation by investing in stocks of medium to large capitalization companies that meet both financial and social criteria. A value-oriented investment approach is used in selecting securities.

You  should  contact  your   representative  for  further   information  on  the
availability of the Divisions.

Each Fund is subject to certain investment restrictions and policies which may not be changed without the approval of a majority of the shareholders of the Fund. See the accompanying Fund Prospectuses for further information.

We automatically reinvest all dividends and capital gains distributions from the Funds in shares of the distributing Fund at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to or charged against the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use amounts you allocate to a Division to purchase shares in the corresponding Fund and will redeem shares in the Funds to meet Policy obligations or make adjustments in reserves. The Funds are required to redeem their shares at net asset value and to make payment within seven days.

The Funds may also be available to separate accounts offering variable annuity, variable life products and qualified plans of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of policyowners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect policyowners, including withdrawal of the Series Account from participation in the Funds which are involved in the conflict or substitution of shares of other Funds.

Expenses of the Funds

Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and certain other expenses. These expenses, therefore, are not direct charges against Series Account assets or reductions from your Policy's Account Value. You do, however, indirectly bear the expenses of the Funds because those expenses are taken into consideration in computing each Fund's net asset value, which is the share price used to calculate the Unit Values of the Series Account. Fund expenses are shown at "Summary of the Policy -- Fees and Expenses of the Funds" beginning on page 3 of this Prospectus.

The management fees and other expenses of the Funds are more fully described in the Fund Prospectuses. The information relating to the Fund expenses was provided by each Fund and was not independently verified by us.

About the Policy

Policy Application, Issuance and Initial Premium

To purchase a Policy, you must submit an application to our Principal Office. We will then follow our underwriting procedures designed to determine the insurability of the proposed Insured. We may require a full underwriting, which includes a medical examination and further information, before your application is approved. We also may offer the Policy on a simplified underwriting or guaranteed issue basis. Proposed Insureds must be acceptable risks based on our applicable underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application for any lawful reason or to "rate" an Insured as a substandard risk, which will result in increased Monthly Risk Charges. The Monthly Risk Charge also may vary depending on the type of underwriting we use.

You must specify certain information in the application, including the Total Face Amount, the death benefit option and supplemental benefits, if any. The Total Face Amount generally may not be decreased below $100,000.

Upon approval of the application, we will issue to you a Policy on the life of the Insured. A specified Initial Premium must be paid before we issue the Policy. The effective date of coverage for your Policy (which we call the "Policy Date") will be the date we receive a premium equal to or in excess of the specified Initial Premium after we have approved your application. If your premium payment is received on the 29th, 30th or 31st of a month, the Policy will be dated the 28th of that month.

We generally do not accept premium payments before approval of an application. However, at our discretion, we may elect to do so. While your application is in underwriting, if we accept your premium payment before approval of your application, we will provide you with temporary insurance coverage in accordance with the terms of our temporary insurance agreement. In our discretion, we may limit the amount of premium we accept and the amount of temporary coverage we provide. If we approve your application, we will allocate your premium payment to the Series Account on the Policy Date, as described below. Otherwise, we will promptly return your payment to you. We will not credit interest to your premium payment for the period while your application is in underwriting.

We reserve the right to change the terms or conditions of your Policy to comply with differences in applicable state law. Variations from the information appearing in this Prospectus due to individual state requirements are described in supplements which are attached to this Prospectus or in endorsements to the Policy, as appropriate.

Free Look Period

During the free look period (ten days or longer where required by law), you may cancel your Policy. If you exercise the free look privilege, you must return the Policy to our Principal Office or to the representative from whom you purchased the Policy.

Generally, premium payments will be allocated to the Divisions you selected on the application. During the free look period, you may change your Division allocations as well as your allocation percentages.

Policies returned during the free look period will be void from the date we issued the Policy. In most states, we will refund your current Policy Account Value. In those states, this amount may be higher or lower than your premium payments, which means you bear the investment risk during the free look period.

Certain states require that we return the greater of your Policy Account Value (less any surrenders, withdrawals and distributions already received) or the amount of the premiums received. In those states, we will allocate your net premium payments to the Division of the Series Account that invests in the Maxim Money Market Portfolio. We will transfer the Account Value in that Division to the other Divisions of the Series Account in accordance with your allocation instructions five days after the end of the Free Look Period.

Premium Payments

Premium. All premium payments must be made payable to "Great-West Life & Annuity Insurance Company" and mailed to our Principal Office. The Initial Premium will be due and payable on or before your Policy's Issue Date. You may pay additional premium payments to us in the amounts and at the times you choose, subject to the limitations described below.

We reserve the right to limit the number of premium payments we accept on an annual basis. No premium payment may be less than $100 without our consent, although we will accept a smaller premium payment if necessary to keep your Policy in force. We reserve the right to restrict or refuse any premium payments that exceed the Initial Premium amount shown on your Policy. We also reserve the right not to accept a premium payment that causes the death benefit to increase by an amount that exceeds the premium received. Evidence of insurability satisfactory to us may be required before we accept any such premium.

We will not accept premium payments that would, in our opinion, cause your Policy to fail to qualify as life insurance under applicable federal tax law. If a premium payment is made in excess of these limits, we will accept only that portion of the premium within those limits, and will refund the remainder to you.

Net Premiums. The net premium is the amount you pay as the premium less any Expense Charges Applied to Premium. See "Charges and Deductions - - Expense Charges Applied to Premium," beginning on page 20 of this Prospectus.

Allocation of Net Premium. Except as otherwise described herein, your net premium will be allocated in accordance with the allocation percentages you select. Percentages must be in whole numbers.

We will credit premium payments received prior to the end of the Free Look Period as described in the Free Look Period section of this Prospectus.

You may change your allocation percentages at any time by Request. Telephone Requests will be honored only if we have a properly completed telephone authorization form for you on file. An allocation change will be effective as of the date we receive the Request for that change. We, our affiliates and the representative from whom you purchased your Policy will not be responsible for losses resulting from acting upon telephone Requests reasonably believed to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. You will be required to identify yourself by name and a personal identification number for transactions initiated by telephone. However, if we do not take reasonable steps to ensure that a telephone authorization is valid, we may be liable for such losses. We may suspend, modify or terminate this telephone privilege at any time without notice.

Planned Periodic Premiums. While you are not required to make additional premium payments according to a fixed schedule, you may select a planned periodic premium schedule and corresponding billing period, subject to our limits. We will send you reminder notices for the planned periodic premium, unless you request to have reminder notices suspended. You are not required, however, to pay the planned periodic premium; you may increase or decrease the planned periodic premium subject to our limits, and you may skip a planned payment or make unscheduled payments. Depending on the investment performance of the Divisions you select, the planned periodic premium may not be sufficient to keep your Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of your Policy.

You may choose from three death benefit options. Your choice will affect the insurance charges we deduct from your Account Value and the amount of the death benefit.

You may select from among three death benefit options.

Death Benefit

If your Policy is in force at the time of the Insured's death, we will pay the beneficiary an amount based on the death benefit option you select once we have received Due Proof of the Insured's death. The amount payable will be:

o       the amount of the selected death benefit option, plus
o any amounts payable under any supplemental benefit riders added to your Policy, less o the value of any Policy Debt on the date of the Insured's death, less o any accrued and unpaid Policy charges.

We will pay this amount to the beneficiary in one lump sum, unless we and the beneficiary agree on another form of settlement. We will pay interest, at a rate not less than that required by law, on the amount of Policy Proceeds, if payable in one lump sum, from the date of the Insured's death to the date of payment.

In order to meet the definition of life insurance under the Internal Revenue Code of 1986, as amended (the "Code"), Section 7702 of the Code defines alternative testing procedures for the minimum death benefit under a Policy: the guideline premium test ("GPT") and the cash value accumulation test ("CVAT"). See "Federal Income Tax Considerations - Tax Status of the Policy," at page 29. The Policy must qualify under either the GPT or the CVAT. When you purchase a Policy, you must choose the procedure under which your Policy will qualify. You may not change your choice while the Policy is in force.

Under both testing procedures, there is a minimum death benefit required at all times equal to your Policy's Account Value multiplied by some pre-determined factor. The factors used to determine the minimum death benefit depend on the testing procedure chosen and vary by age. The factors (expressed as percentages) used for GPT are shown in Appendix B and those used for CVAT are set forth in your Policy.

Under the GPT, there is also a maximum amount of premium that may be paid with respect to your Policy.

Use of the CVAT can be advantageous if you intend to maximize the total amount of premiums paid. An offsetting consideration, however, is that the factors used to determine the minimum death benefit are higher under the CVAT, which can result in a higher death benefit over time and, thus, a higher total cost of insurance.

The Policy has three death benefit options.

Option 1. The "Level Death" Option. Under this option, the death benefit is --

o the Policy's Total Face Amount on the date of the Insured's death less any partial withdrawals; or, if greater,

o the Policy's Account Value on the date of death multiplied by the applicable factor shown in the table set forth in Appendix C or in your Policy.

This death benefit option should be selected if you want to minimize your cost of insurance.

Option 2. The "Coverage Plus" Option. Under this option, the death benefit is --

o the sum of the Total Face Amount and Account Value of the Policy on the date of the Insured's death; or, if greater,

o the Policy's Account Value on the date of death multiplied by the applicable factor shown in the table set forth in Appendix C or in your Policy.

This death benefit option should be selected if you want your death benefit to increase with your Policy's Account Value.

Option 3. The "Premium Accumulation" Option. Under this option, the death benefit is --

o the sum of the Total Face Amount and premiums paid under the Policy plus interest at the rate specified in your Policy less any partial withdrawals; or, if greater, o the Policy's Account Value on the date of death multiplied by the applicable factor shown in the table set forth in Appendix C or in your Policy.

This death benefit option should be selected if you want a specified amount of death benefit plus a return of the premiums you paid with guaranteed interest.

You may increase or decrease the Total Face Amount within certain limits.

If you surrender your Policy and receive its Cash Surrender Value, you may incur taxes and tax penalties.

Changes in Death Benefit Option

After the first Policy Year, but not more than once each Policy Year, you may change the death benefit option by Request. Any change will be effective on the first day of the Policy Month following the date we approve your Request. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option.

A change in the death benefit option will not change the amount payable upon the death of the Insured. Any change is subject to the following conditions: o If the change is from Option 1 to Option 2, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the Policy's Account Value. Evidence of insurability may be required.

o If the change is from Option 1 to Option 3, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the accumulated value of all premiums at the interest rate shown in your Policy. Evidence of insurability may be required.

o If the change is from Option 2 to Option 1, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the Policy's Account Value.

o If the change is from Option 2 to Option 3, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the Policy's Account Value less the accumulated value of all premiums at the interest rate shown in your Policy.

o If the change is from Option 3 to Option 1, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the accumulated value of all premiums at the interest rate shown in your Policy.

o If the change is from Option 3 to Option 2, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the Policy's Account Value plus the accumulated value of all premiums at the interest rate shown in your Policy.

Changes in Total Face Amount

You may increase or decrease the Total Face Amount of your Policy at any time within certain limits.

Minimum Changes. Each increase or decrease in the Total Face Amount must be at least $25,000. We reserve the right to change the minimum amount by which you may change the Total Face Amount.

Increases. To Request an increase, you must provide satisfactory evidence of the Insured's insurability. Once approved by us, an increase will become effective on the Policy Anniversary following our approval of your Request, subject to the deduction of the first Policy Month's Monthly Risk Charge, Service Charge, any extra risk charge if the Insured is in a rated class and the cost of any riders.

Decreases. A decrease will become effective at the beginning of the next Policy Month following our approval of your request. The Total Face Amount after the decrease must be at least $100,000.

For purposes of the Incontestability Provision of your Policy, any decrease in Total Face Amount will be applied in the following order: o first, to the most recent increase; o second, to the next most recent increases, in reverse chronological order; and o finally, to the initial Total Face Amount.

Surrenders

You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate.

Cash Surrender Value is your Policy's Account Value less the sum of:
o       the outstanding balance of any Policy Debt; and
o       any other accrued and unpaid Policy charges.

We will determine your Cash Surrender Value as of the end of the first Valuation Date after we receive your Request for surrender.

If you withdraw part of the Cash Surrender Value, your Policy's death benefit will be reduced and you may incur taxes and tax penalties.

You may borrow from us using your Policy's Account Value as collateral.

Partial Withdrawal

You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Policy's Account Value less the value of the Loan Account. An administrative fee will be deducted from your Account Value for all partial withdrawals after the first made during the same Policy Year. This administrative fee is guaranteed to be no greater than $25.

If you have chosen either Death Benefit Option 1 or Death Benefit Option 3, then the death benefit payable will be reduced by the amount of any partial withdrawals.

Your Policy's Account Value will be reduced by the amount of a partial withdrawal. The amount of a partial withdrawal will be withdrawn from the Divisions in the proportion the amounts in the Divisions bear to your Policy's Account Value. You cannot repay amounts taken as a partial withdrawal. Any subsequent payments received by us will be treated as additional premium payments and will be subject to our limitations on premiums.

A partial withdrawal may have tax consequences. See "Federal Income Tax Considerations - - Tax Treatment of Policy Benefits," beginning on page 29 of this Prospectus.

Policy Loans

You may request a Policy loan of up to 90% of your Policy's Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made. When a Policy loan is made, a portion of your Account Value equal to the amount of the Policy loan will be allocated to the Loan Account as collateral for the loan. This amount will not be affected by the investment experience of the Series Account while the loan is outstanding and will be subtracted from the Divisions in the proportion the amounts in the Divisions bear to your Account Value. The minimum Policy loan amount is $500.

The interest rate on the Policy loan will be determined annually at the beginning of each Policy Year. That interest rate will be guaranteed for that Policy Year and will apply to all Policy loans outstanding during that Policy Year. Interest is due and payable on each Policy Anniversary. Interest not paid when due will be added to the principal amount of the loan and will bear interest at the loan interest rate.

Presently, the maximum interest rate for Policy loans is The Moody's Corporate Bond Yield Average - Monthly Average Corporates, which is published by Moody's Investor Service, Inc. If that Average ceases to be published, the maximum interest rate for Policy loans will be derived from a substantially similar average adopted by your state's Insurance Commissioner.

We must reduce our Policy loan interest rate if the maximum loan interest rate is lower than the loan interest rate for the previous Policy Year by one-half of one percent or more.

We may increase the Policy loan interest rate but such increase must be at least one-half of one percent. No increase may be made if the Policy loan interest rate would exceed the maximum loan interest rate. We will send you advance notice of any increase in the Policy loan rate.

Interest will be credited to amounts held in the Loan Account. The rate will be no less than the Policy loan interest rate then in effect less a maximum of 0.9%.

All payments we receive from you will be treated as premium payments unless we have received notice, in form satisfactory to us, that the funds are for loan repayment. If you have a Policy loan, it is generally advantageous to repay the loan rather than make a premium payment because premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the Policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any Policy loan at any time while the Policy is in force. Amounts paid to repay a Policy loan will be allocated to the Divisions in accordance with your allocation instructions then in effect at the time of repayment.

Dollar Cost Averaging permits you to transfer your Account Value at regular intervals from one or more Divisions to other Divisions.

A Policy loan, whether or not repaid, will affect the Policy Proceeds payable upon the Insured's death and the Account Value because the investment results of the Divisions do not apply to amounts held in the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be, depending on the investment results of the Divisions while the loan is outstanding. The effect could be favorable or unfavorable.

Transfers Among Divisions

Subject to our rules as they may exist from time to time, you may at any time transfer to another Division all or a portion of the Account Value allocated to a Division. We will make transfers pursuant to a Request. Telephone Requests will be honored only if we have a properly completed telephone authorization form for you on file. We, our affiliates and the representative from whom you purchased your Policy will not be responsible for losses resulting from acting upon telephone Requests reasonably believed to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. For transactions initiated by telephone, you will be required to identify yourself by name and a personal identification number. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses. We may suspend, modify or terminate the telephone transfer privilege at any time without notice.

Transfers may be Requested by indicating the transfer of either a specified dollar amount or a specified percentage of the Division's value from which the transfer will be made.

Transfer privileges are subject to our consent. We reserve the right to impose limitations on transfers, including, but not limited to: (1) the minimum amount that may be transferred; and (2) the minimum amount that may remain in a Division following a transfer from that Division.

An administrative charge of $10 per transfer will apply for all transfers in excess of 12 made in a calendar year. We may increase or decrease the transfer charge; however, it is guaranteed to never exceed $10 per transfer. All transfers made in a single day will count as only one transfer toward the 12 free transfers. The transfer of your Initial Premium from the Maxim Money Market Portfolio Division to your selected Divisions does not count toward the twelve free transfers. Likewise, any transfers under Dollar Cost Averaging or periodic rebalancing of your Account Value under the Rebalancer Option do not count toward the twelve free transfers (a one time rebalancing, however, will be counted as one transfer).

Dollar Cost Averaging

By Request, you may elect Dollar Cost Averaging in order to purchase Units of the Divisions over a period of time. There is no charge for this service.

Dollar Cost Averaging permits you to automatically transfer a predetermined dollar amount, subject to our minimum, at regular intervals from any one or more designated Divisions to one or more of the remaining, then available Divisions. The Unit Value will be determined on the dates of the transfers. You must specify the percentage to be transferred into each designated Division. Transfers may be set up on any one of the following frequency periods: monthly, quarterly, semiannually, or annually. The transfer will be initiated one frequency period following the date of your request. We will provide a list of Divisions eligible for Dollar Cost Averaging which may be modified from time to time. Amounts transferred through Dollar Cost Averaging are not counted against the twelve free transfers allowed in a calendar year. You may not participate in Dollar Cost Averaging and the Rebalancer Option (described below) at the same time. Participation in Dollar Cost Averaging does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. We reserve the right to modify, suspend, or terminate Dollar Cost Averaging at any time.

The Rebalancer Option permits your to rebalance your Account Value so that you may maintain your chosen percentage allocation among Divisions.

A Valuation Date is any day on which we, the applicable Fund, and the NYSE are open for business.

The Valuation Period is the period of time from one determination of Unit Values to the next.

The Rebalancer Option

By Request, you may elect the Rebalancer Option in order to automatically transfer Account Value among the Divisions on a periodic basis. There is no charge for this service. This type of transfer program automatically reallocates your Account Value so as to maintain a particular percentage allocation among Divisions chosen by you. The amount allocated to each Division will grow or decline at different rates depending on the investment experience of the Divisions.

You may Request that rebalancing occur one time only, in which case the transfer will take place on the date of the Request. This transfer will count as one transfer towards the twelve free transfers allowed in a calendar year.

You may also choose to rebalance your Account Value on a quarterly, semiannual, or annual basis, in which case the first transfer will be initiated one frequency period following the date of your request. On that date, your Account Value will be automatically reallocated to the selected Divisions. Thereafter, your Account Value will be rebalanced once each frequency period. In order to participate in the Rebalancer Option, your entire Account Value must be included. Transfers made with these frequencies will not count against the twelve free transfers allowed in a calendar year.

You must specify the percentage of Account Value to be allocated to each Division and the frequency of rebalancing. You may terminate the Rebalancer Option at any time by Request.

You may not participate in the Rebalancer Option and Dollar Cost Averaging at the same time. Participation in the Rebalancer Option does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. The Company reserves the right to modify, suspend, or terminate the Rebalancer Option at any time.

Account Value

Your Account Value is the sum of your interests in each Division you have chosen plus the amount in your Loan Account. The Account Value varies depending upon the premiums paid, Expense Charges Applied to Premium, Mortality and Expense Risk Charge, Service Charges, Monthly Risk Charges, partial withdrawals, fees, Policy loans and the net investment factor (described below) for the Divisions to which your Account Value is allocated.

We measure the amounts in the Divisions in terms of Units and Unit Values. On any given date, your interest in a Division is equal to the Unit Value multiplied by the number of Units credited to you in that Division. Amounts allocated to a Division will be used to purchase Units of that Division. Units are redeemed when you make partial withdrawals, undertake Policy loans or transfer amounts from a Division, and for the payment of Service Charges, Monthly Risk Charges and other fees. The number of Units of each Division purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Division. The Unit Value for each Division was established at $10.00 for the first Valuation Date of the Division. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Division for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.

Transactions are processed on the date we receive a premium at our Principal Office or upon approval of a Request. If your premium or Request is received on a date that is not a Valuation Date, or after the close of the New York Stock Exchange on a Valuation Date, the transaction will be processed on the next Valuation Date.

The Account Value attributable to each Division of the Series Account on the Policy Date equals: o that portion of net premium received and allocated to the Division, less o the Service Charges due on the Policy Date, less o the Monthly Risk Charge due on the Policy Date, less o the Monthly Risk Charge for any riders due on the Policy Date.

We apply your Initial Premium on the Policy Date, which will be the Issue Date (if we have already received your Initial Premium) or the Business Day we receive a premium equal to or in excess of the Initial Premium after we have approved your Policy application.

The Account Value attributable to each Division of the Series Account on subsequent Valuation Dates is equal to:

o the Account Value attributable to the Division on the preceding Valuation Date multiplied by that Division's net investment factor, plus

o that portion of net premium received and allocated to the Division during the current Valuation Period, plus

o that portion of the value of the Loan Account transferred to the Division upon repayment of a Policy loan during the current Valuation Period; plus

o any amounts transferred by you to the Division from another Division during the current Valuation Period, less

o any amounts transferred by you from the Division to another Division during the current Valuation Period, less

o that portion of any partial withdrawals deducted from the Division during the current Valuation Period, less o that portion of any Account Value transferred from the Division to the Loan Account during the current Valuation Period, less o that portion of fees due in connection with a partial surrender charged to the Division, less

o if the first day of a Policy Month occurs during the current Valuation Period, that portion of the Service Charge for the Policy Month just beginning charged to the Division, less

o if the first day of a Policy Month occurs during the current Valuation Period, that portion of the Monthly Risk Charge for the Policy Month just beginning charged to the Division, less

o if the first day of a Policy Month occurs during the current Valuation Period, that Division's portion of the cost for any riders and any extra risk charge if the Insured is in a rated class as specified in your Policy, for the Policy Month just beginning.

Net Investment Factor. The net investment factor for each Division for any Valuation Period is determined by deducting the Mortality and Expense Risk Charge for each day in the Valuation Period from the quotient of (1) and (2) where:

 (1) is the net result of:

o the net asset value of a Fund share held in the Division determined as of the end of the current Valuation Period, plus

o the per share amount of any dividend or other distribution declared on Fund shares held in the Division if the "ex-dividend" date occurs during the current Valuation Period, plus or minus

o a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the current Valuation Period which are determined by us to be attributable to the operation of the Division; and

(2) is the net result of:

o the net asset value of a Fund share held in the Division determined as of the end of the preceding Valuation Period; plus or minus

o a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the preceding Valuation Period which are determined by us to be attributable to the operation of the Division.

The Mortality and Expense Risk Charge for the Valuation Period is the annual Mortality and Expense Risk Charge divided by 365 multiplied by the number of days in the Valuation Period.

The net investment factor may be greater or less than or equal to one.

Splitting Units. We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no such change will have a material effect on the benefits or other provisions of your Policy.

Charges and Deductions

Expense Charges Applied to Premium. We will deduct a maximum charge of 10% from each premium payment. A maximum of 6.5% of this charge will be deducted as sales load to compensate us in part for sales and promotional expenses in connection with selling the Policies, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect expenses. A maximum of 3.5% of this charge will be used to cover premium taxes and certain federal income tax obligations resulting from the receipt of premiums. All states and a few cities and municipalities impose taxes on premiums paid for life insurance, which generally range from 2% to 4% of premium but may exceed 4% in some states (for example, Kentucky). The amount of your state's premium tax may be higher or lower than the amount attributable to premium taxes that we deduct from your premium payments.

The current Expense Charge Applied to Premium for sales load is 5.5% of premium up to target and 3.0% of premium in excess of target for Policy Years 1 through
10. Your target premium will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any). Thereafter, there is no charge for sales load. The current Expense Charge Applied to Premium to cover our premium taxes and the federal tax obligation described above is 3.5% in all Policy Years.

Where permitted by applicable state insurance law, if your Policy is surrendered for the Surrender Benefit within the first four Policy Years, we will return a percentage of the Expense Charge. This percentage will be based on the Premium that had been paid within 12 months prior to the date the surrender Request was received by us at our Corporate Headquarters. This amount will be in addition to the Surrender Benefit.

The Return of Expense Charge is based on the follwing:

           Policy Year       Premium Returned
         Year 1                     4%
         Year 2                     3%
         Year 3                     2%
         Year 4                     1%
         Year 5+                    0%

As described in "Term Life Insurance Rider," we may offer a Term Life Insurance Rider that may have the effect of reducing the sales charge you pay on purchasing an equivalent amount of insurance. We offer this rider in circumstances that result in the savings of sales and distribution expenses and administrative costs. To qualify, a corporation, employer, or other purchaser must satisfy certain criteria such as, for example, the number of Policies it expects to purchase, and the expected Total Face Amount under all such Policies. Generally, the sales contacts and effort and administrative costs per Policy depend on factors such as the number of Policies purchased by a single owner, the purpose for which the Policies are purchased, and the characteristics of the proposed Insureds. The amount of reduction and the criteria for qualification are related to the sales effort and administrative costs resulting from sales to a qualifying owner. Great-West from time to time may modify on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected owners funded by the Series Account.

Mortality and Expense Risk Charge. This charge is for the mortality and expense risks we assume with respect to the Policy. It is based on an annual rate that we apply against each Division of the Series Account on a daily basis. We convert the Mortality and Expense Risk Charge into a daily rate by dividing the annual rate by 365. The Mortality and Expense Risk Charge will be determined by us from time to time based on our expectations of future interest, mortality experience, persistency, expenses and taxes, but will not exceed 0.90% annually. Currently, the charge is 0.40% for Policy Years 1 through 5, 0.25% for Policy Years 6 through 20 and 0.10% thereafter.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that the costs of issuing and administering Policies may be more than we estimated.

Monthly Deduction. We make a monthly deduction from your Account Value on the Policy Date and the first day of each Policy Month. This monthly deduction will be charged proportionally to the amounts in the Divisions.

The monthly deduction equals the sum of (1), (2), (3) and (4) where:

(1) is the cost of insurance charge (the Monthly Risk Charge) equal to the current Monthly Risk Rate (described below) multiplied by the net amount at risk divided by 1,000;

(2)  is the Service Charge;

(3) is the monthly cost of any additional benefits provided by riders which are a part of your Policy; and

(4) is any extra risk charge if the Insured is in a rated class as specified in your Policy.

The net amount at risk equals:

o       the death benefit divided by 1.00327374; less

o your Policy's Account Value on the first day of a Policy Month prior to assessing the monthly deduction.

If there are increases in the Total Face Amount other than increases caused by changes in the death benefit option, the monthly deduction described above is determined separately for the initial Total Face Amount and each increase in the Total Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the most recent increase in the death benefit and then to each increase in the Total Face Amount in the reverse order in which the increases were made.

Monthly Risk Rates. The Monthly Risk Rate is used to determine the cost of insurance charge for providing insurance coverage under the Policy. The Monthly Risk Rates (except for any such rate applicable to an increase in the Total Face Amount) are based on the length of time your Policy has been in force and the Insured's sex (in the case of non-unisex Policies) and Issue Age. If the Insured is in a rated class as specified in your Policy, we will deduct an extra risk charge that reflects that class rating. The Monthly Risk Rates applicable to each increase in the Total Face Amount are based on the length of time the increase has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age, and class rating, if any. The Monthly Risk Rates will be determined by us from time to time based on our expectations of future experience with respect to mortality, persistency, interest rates, expenses and taxes, but will not exceed the Guaranteed Maximum Monthly Risk Rates based on the 1980 Commissioner's Standard Ordinary, Age Nearest Birthday, Male/Female, Unismoke Ultimate Mortality Table ("1980 CSO"). Our Monthly Risk Rates for unisex Policies will never exceed a maximum based on the 1980 CSO using male lives.

The Guaranteed Maximum Monthly Risk Rates reflect any class rating applicable to the Policy. We have filed a detailed statement of our methods for computing Account Values with the insurance department in each jurisdiction where the Policy was delivered. These values are equal to or exceed the minimum required by law.

Service Charge. We will deduct a maximum of $15.00 from your Policy's Account Value on the first day of each Policy Month to cover our administrative costs, such as salaries, postage, telephone, office equipment and periodic reports. This charge may be increased or decreased by us from time to time based on our expectations of future expenses, but will never exceed $15.00 per Policy Month. The Service Charge will be deducted proportionally from the Divisions. The current Service Charge is $10.00 per Policy Month for Policy Years 1 through 3 and $7.50 per Policy Month thereafter.

Transfer Fee. A maximum administrative charge of $10 per transfer of Account Value from one Division to other Divisions will be deducted from your Policy's Account Value for all transfers in excess of 12 made in the same calendar year. The allocation of your Initial Premium from the Maxim Money Market Portfolio Division to your selected Divisions will not count toward the 12 free transfers. Similarly, transfers made under Dollar Cost Averaging and periodic rebalancing under the Rebalancer Option are not subject to the transfer fee and do not count as transfers for this purpose (except a one-time rebalancing under the Rebalancer Option will count as one transfer). All transfers requested on the same Business Day will be aggregated and counted as one transfer. The current charge is $10 per transfer.

Partial Withdrawal Fee. A maximum administrative fee of $25 will be deducted from your Policy's Account Value for all partial withdrawals after the first made in the same Policy Year.

Change of Death Benefit Option Fee. A maximum administrative fee of $100 will be deducted from your Policy's Account Value each time you change your death benefit option.

Fund Expenses. You indirectly bear the charges and expenses of the Funds whose shares are held by the Divisions to which you allocate your Account Value. The Series Account purchases shares of the Funds at net asset value. Each Fund's net asset value reflects investment advisory fees and administrative expenses already deducted from the Fund's assets. A table containing current estimates of these charges and expenses can be found starting on page 4. For more information concerning the investment advisory fees and other charges against the Funds, see the Fund Prospectuses and the statements of additional information for the Funds, which are available upon Request.

We may receive compensation from the investment advisers or administrators of the Funds. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ between Funds.

Paid-Up Life Insurance

When the Insured  reaches  Attained  Age 100 (if your Policy is in force at that time), the entire Account Value of your Policy (less outstanding Policy Debt) will be applied as a single premium to purchase "paid-up" insurance. Outstanding Policy Debt will be repaid at this time. This repayment may be treated as a taxable distribution to you if your Policy is not a MEC. The net single premium for this insurance will be based on the 1980 Commissioner's Standard Ordinary, Sex Distinct, Non-Smoker Mortality Table. The cash value of your paid-up insurance, which initially is equal to the net single premium, will remain in the Divisions of the Series Account in accordance with your then current allocation. While the paid-up life insurance is in effect your assets will remain in the Series Account. You may change your Division allocation instructions and you may transfer your cash value among the Divisions. All charges under your Policy, to the extent applicable, will continue to be assessed, except we will no longer make a deduction each Policy Month for the Monthly Risk Charge. Your death benefit will be equal to the cash value of the paid-up policy and, thus, as your cash value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly. You may surrender the paid-up insurance policy at any time and, if surrendered within 30 days of a Policy Anniversary, its cash value will not be less than it was on that Policy Anniversary. See "Federal Income Tax Considerations -- Treatment When Insured Reached Attained Age 100" at page 32.

Supplemental Benefits

The following supplemental benefit riders are available, subject to certain limitations. An additional Monthly Risk Charge will be assessed for each rider which is in force as part of the monthly deduction from your Account Value.

Term Life Insurance Rider

This Rider provides term life insurance on the Insured. Coverage is renewable annually to the Insured's Attained Age 100. The amount of coverage provided under this Rider varies from month to month as described below. We will pay the Rider's death benefit to the beneficiary when we receive Due Proof of death of the Insured while this Rider is in force.

This Rider provides the same three death benefit options as your Policy. The option you choose under the Rider must at all times be the same as the option you have chosen for your Policy. The Rider's death benefit will be determined at the beginning of each Policy Month in accordance with one of those options. For each of the options, your death benefit will be reduced by any outstanding Policy Debt.

If you purchase this Rider, the Total Face Amount shown on your Policy's Specifications Page will be equal to the minimum amount of coverage provided by this Rider plus the Base Face Amount (which is the minimum death benefit under your Policy without the Rider's death benefit). The minimum allocation of Total Face Amount between your Policy and the Rider is 10% and 90% at inception, respectively. The total death benefit payable under the Rider and the Policy will be determined as described in "Death Benefit" above, using the Total Face Amount shown on your Policy's Specifications page.

Coverage under this Rider will take effect on the later of: o the Policy Date of the Policy to which this Rider is attached; or o the Policy Anniversary following our approval of your Request to add this Rider to your Policy, subject to the deduction of the first Monthly Risk Charge for the Rider.

       The Monthly Risk Rate for this Rider will be the same as that used for the Policy and the Monthly Risk Charge for the Rider will be determined by multiplying the Monthly Risk Rate by the Rider's death benefit. This charge will be calculated on the first day of each Policy Month and added to the Policy's Monthly Risk Charge.

If you purchase this Rider, the target premium amount, to which the sales charge applies, will be proportionately lower. As a result, the sales charge deducted from your premium payments will be less than you would pay on a single Policy providing the same Total Face Amount of coverage as your Policy and Rider.

We will offer this Rider only in circumstances which result in the savings of sales and distribution expenses. As a result, in our discretion, we may decline to offer the Term Rider or refuse to consent to a proposed allocation of coverage between a Base Policy and Term Rider. In exercising this discretion, we will not discriminate unfairly against any person, including the affected owners funded by the Series Account. For more information see "Expense Charges Applied to Premium" at page 20 above.

You may terminate this Rider by Request. This Rider also will terminate on the earliest of the following dates:

o       the date the Policy is surrendered or terminated;
o       the expiration of the Grace Period of the Policy; or
o       the death of the Insured.

Change of Insured Rider

This Rider permits you to change the Insured under your Policy or any Insured that has been named by virtue of this Rider. Before we change the Insured you must provide us with (1) a Request for the change signed by you and approved by us; (2) evidence of insurability for the new Insured; (3) evidence that there is an insurable interest between you and the new Insured; (4) evidence that the new Insured's age, as of the Insured's nearest birthday, is under 70 years; and (5) evidence that the new Insured was born prior to the Policy Date. We may charge a maximum fee of $25 for administrative expenses when you change the Insured. When a change of Insured takes effect, Policy premiums will be based on the new Insured's age, sex, mortality class and the premium rate in effect on the Policy Date.

Continuation of Coverage

If you cease making premium payments, coverage under your Policy and any Riders to the Policy will continue until your Policy's Account Value, less any Policy Debt, is insufficient to cover the monthly deduction. When that occurs, the Grace Period will go into effect.

Grace Period

If the first day of a Policy Month occurs during the Valuation Period and your Policy's Account Value, less any Policy Debt, is not sufficient to cover the monthly deduction for that Policy Month, then your Policy will enter the Grace Period described below. If you do not pay sufficient additional premiums during the Grace Period, your Policy will terminate without value.

The Grace Period will allow 61 days for the payment of premium sufficient to keep the Policy in force. Any such premium must be in an amount sufficient to cover deductions for the Monthly Risk Charge, the Service Charge, the cost for any riders and any extra risk charge if the Insured is in a rated class for the next two Policy Months. Notice of premium due will be mailed to your last known address or the last known address of any assignee of record at least 31 days before the date coverage under your Policy will cease. If the premium due is not paid within the Grace Period, then the Policy and all rights to benefits will terminate without value at the end of the 61 day period. The Policy will continue to remain in force during this Grace Period. If the Policy Proceeds become payable by us during the Grace Period, then any due and unpaid Policy charges will be deducted from the amount payable by us.

Termination of Policy

Your Policy will terminate on the earlier of the date we receive your Request to surrender, the expiration date of the Grace Period due to insufficient value or the date of death of the Insured.

Reinstatement

Before the Insured's death, we will reinstate your Policy, provided that the Policy has not been surrendered, and provided further that: o you make your reinstatement Request within three years from the date of termination; o you submit satisfactory evidence of insurability to us; o you pay an amount equal to the Policy charges which were due and unpaid at the end of the Grace Period;

o you pay a premium equal to four times the monthly deduction applicable on the date of reinstatement; and

o you repay or reinstate any Policy loan that was outstanding on the date coverage ceased, including interest at 6.00% per year compounded annually from the date coverage ceased to the date of reinstatement of your Policy.

A reinstated Policy's Total Face Amount may not exceed the Total Face Amount at the time of termination. Your Account Value on the reinstatement date will reflect: o the Account Value at the time of termination; plus o net premiums attributable to premiums paid to reinstate the Policy; less o the Monthly Expense Charge; less o the Monthly Cost of Insurance charge applicable on the date of reinstatement.

The effective date of reinstatement will be the date the application for reinstatement is approved by us.

Deferral of Payment

We will usually pay any amount due from the Series Account within seven days after the Valuation Date following your Request giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Series Account on death, surrender, partial surrender, or Policy loan may be postponed whenever: o the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted;

o the Securities and Exchange Commission, by order, permits postponement for the protection of policyowners; or

o an emergency exists as determined by the Securities and Exchange Commission, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Series Account.

Rights of Owner

While the Insured is alive, unless you have assigned any of these rights, you may:

o       transfer ownership to a new owner;

o name a contingent owner who will automatically become the owner of the Policy if you die before the Insured;

o       change or revoke a contingent owner;

o change or revoke a beneficiary (unless a previous beneficiary designation was irrevocable);

o       exercise all other rights in the Policy;

o increase or decrease the Total Face Amount, subject to the other provisions of the Policy; and

o change the death benefit option, subject to the other provisions of the Policy.

When you transfer your rights to a new owner, you automatically revoke any prior contingent owner designation. When you want to change or revoke a prior beneficiary designation, you must specify that action. You do not affect a prior beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation.

You do not need the consent of a beneficiary or a contingent owner in order to exercise any of your rights. However, you must give us written notice satisfactory to us of the Requested action. Your Request will then, except as otherwise specified herein, be effective as of the date you signed the form, subject to any action taken before it was received by us.

Rights of Beneficiary

The beneficiary has no rights in the Policy until the death of the Insured, except an irrevocable beneficiary cannot be changed without the consent of that beneficiary. If a beneficiary is alive at that time, the beneficiary will be entitled to payment of the Policy Proceeds as they become due.

Other Policy Provisions

Exchange of Policy. You may exchange your Policy for a new policy issued by Great-West that does not provide for variable benefits. The new policy will have the same Policy Date, Issue Age, and Insured as your Policy on the date of the exchange. The exchange must be made within 24 Policy Months after the Issue Date of your Policy and all Policy Debt must be repaid.

Addition, Deletion or Substitution of Investments. Shares of any or all of the Funds may not always be available for purchase by the Divisions of the Series Account, or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Series Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the Securities and Exchange Commission, to the extent necessary. We also may close a Division to future premium allocations and transfers of Account Value. If we do so, we will notify you and ask you to change your premium allocation instructions. If you do not change those instructions by the Division's closing date, premiums allocated to that Division automatically will be allocated to the Maxim Money Market Portfolio Division until you instruct us otherwise. A Division closing may affect Dollar Cost Averaging and the Rebalancer Option. We reserve the right to operate the Series Account in any form permitted by law, to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws, to assess a charge for taxes attributable to the operation of the Series Account or for other taxes, as described in "Charges and Deductions" beginning on page 20 of this Prospectus, and to change the way in which we assess other charges, as long as the total other charges do not exceed the maximum guaranteed changes under the Policies. We also reserve the right to add Divisions, or to eliminate or combine existing Divisions or to transfer assets between Divisions, or from any Division to our general account. In the event of any substitution or other act described in this paragraph, we may make appropriate amendment to the Policy to reflect the change.

Entire Contract. Your entire contract with us consists of the Policy, including the attached copy of your Policy application and any attached copies of supplemental applications for increases in the Total Face Amount, any endorsements and any riders. Any illustrations prepared in connection with the Policy do not form a part of our contract with you and are intended solely to provide information about how values under the Policy, such as Cash Surrender Value, death benefit and Account Value, will change with the investment experience of the Divisions, and such information is based solely upon data available at the time such illustrations are prepared.

Alteration. Sales representatives do not have any authority to either alter or modify your Policy or to waive any of its provisions. The only persons with this authority are our president, secretary, or one of our vice presidents.

Modification. Upon notice to you, we may modify the Policy if such a modification --

o is necessary to make the Policy or the Series Account comply with any law or regulation issued by a governmental agency to which we are or the Series Account is subject;

o is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

o is necessary to reflect a change in the operation of the Series Account or the Divisions; or

o       adds, deletes or otherwise changes Division options.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect such modification.

Assignments. During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Principal Office and must be in written form satisfactory to us. The assignment will then be effective as of the date you signed the form, subject to any action taken before it was received by us. We are not responsible for the validity or legal effect of any assignment.

Non-Participating. The Policy does not pay dividends.

Misstatement of Age or Sex (Non-Unisex Policy). If the age or (in the case of a non-unisex Policy) sex of the Insured is stated incorrectly in your Policy application or rider application, we will adjust the amount payable appropriately as described in the Policy.

If we determine that the Insured was not eligible for coverage under the Policy after we discover a misstatement of the Insured's age, our liability will be limited to a return of premiums paid, less any partial withdrawals, any Policy Debt, and the cost for riders.

Suicide. If the Insured, whether sane or insane, commits suicide within two years after your Policy's Issue Date (one year if your Policy is issued in Colorado or North Dakota), we will not pay any part of the Policy Proceeds. We will pay the beneficiary premiums paid, less the amount of any Policy Debt, any partial withdrawals and the cost for riders.

If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Total Face Amount (one year if your Policy is issued in Colorado or North Dakota), then our liability as to that increase will be the cost of insurance for that increase and that portion of the Account Value attributable to that increase. The Total Face Amount of the Policy will be reduced to the Total Face Amount that was in effect prior to the increase.

We may present mutual fund portfolio performance in sales literature.

Incontestability. All statements made in the application or in a supplemental application are representations and not warranties. We relied and will rely on those statements when approving the issuance, increase in face amount, increase in death benefit over premium paid, or change in death benefit option of the Policy. In the absence of fraud, no statement can be used by us in defense of a claim or to cancel the Policy for misrepresentation unless the statement was made in the application or in a supplemental application. In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of coverage of such increase.

Report to Owner. We will maintain all records relating to the Series Account and the Divisions. We will send you a report at least once each Policy Year within 30 days after a Policy Anniversary. The report will show current Account Value, current allocation in each Division, death benefit, premiums paid, investment experience since your last report, deductions made since the last report, and any further information that may be required by laws of the state in which your Policy was issued. It will also show the balance of any outstanding Policy loans and accrued interest on such loans. There is no charge for this report.

In addition, we will send you the financial statements of the Funds and other reports as specified in the Investment Company Act of 1940, as amended. We also will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently within the time periods specified by law. Please give us prompt written notice of any address change. Please read your statements and confirmations carefully and verify their accuracy and contact us promptly with any question.

Illustrations. Upon request, we will provide you with an illustration of how Cash Surrender Value, Account Value and death benefits change with the investment experience of your Policy. This illustration will be furnished to you for a nominal fee, not to exceed $50.

Notice and Elections. To be effective, all notices and elections under the Policy must be in writing, signed by you, and received by us at our Principal Office. Certain exceptions may apply. Unless otherwise provided in the Policy, all notices, requests and elections will be effective when received at our Principal Office complete with all necessary information.

Performance Information and Illustrations

We may sometimes publish performance information related to the Fund, the Series Account or the Policy in advertising, sales literature and other promotional materials. This information is based on past investment results and is not an indication of future performance.

Fund Performance. We may publish a mutual fund portfolio's total return or average annual total return. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same total return over a stated period if performance had been constant over the entire period. Average annual total returns smooth variations in performance, and are not the same as actual year-by-year results.

We may also publish a mutual fund portfolio's yield. Yield refers to the income generated by an investment in a portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income earned is reinvested, it is called an effective yield. Seven-day yield illustrates the income earned by an investment in a money market fund over a recent seven-day period.

Total returns and yields quoted for a mutual fund portfolio include the investment management fees and other expenses of the portfolio, but do not include charges and deductions attributable to your Policy. These expenses would reduce the performance quoted.

We do not make any guarantees about the Policy's tax status.

Adjusted Fund Performance. We may publish a mutual fund portfolio's total return and yields adjusted for charges against the assets of the Series Account.

We may publish total return and yield quotations based on the period of time that a mutual fund portfolio has been in existence. The results for any period prior to any Policy being offered will be calculated as if the Policy had been offered during that period of time, with all charges assumed to be those applicable to the Policy.

Other Information. Performance information may be compared, in reports and promotional literature, to:

o the S&P 500, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index or other unmanaged indices so that investors may compare the Division results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;

o other groups of variable life variable accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or

o the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Division. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management expenses.

We may provide policy information on various topics of interest to you and other prospective policyowners. These topics may include:

o the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets;

o investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing);

o the advantages and disadvantages of investing in tax-deferred and taxable investments; o customer profiles and hypothetical purchase and investment scenarios; o financial management and tax and retirement planning; and o investment alternatives to certificates of deposit and other financial instruments, including comparisons between a Policy and the characteristics of, and market for, such financial instruments.

Policy Illustrations. Upon request we will provide you with an illustration of Cash Surrender Value, Account Value and death benefits. The first illustration you Request during a Policy Year will be provided to you free of charge. Thereafter, each additional illustration Requested during the same Policy Year will be provided to you for a nominal fee not to exceed $50.

Federal Income Tax Considerations

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the current federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). We make no representation as to the likelihood of continuation of the current federal income tax laws or of the current interpretations by the IRS. We do not make any guarantee regarding the tax status of any policy or any transaction regarding the Policy.

We believe the Policy will be treated as a life insurance contract under federal tax laws.

Death benefits generally are not subject to federal income tax.

Investment gains are normally not taxed unless distributed to you before the Insured dies.

The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the Policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.

Tax Status of the Policy

A Policy has certain tax advantages when treated as a life insurance contract within the meaning of Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). We believe that the Policy meets the Section 7702 definition of a life insurance contract and will take whatever steps are appropriate and reasonable to attempt to cause the Policy to comply with Section 7702. We reserve the right to amend the Policies to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the IRS.

Diversification of Investments

Section 817(h) of the Code requires that the investments of each Division of the Series Account be "adequately diversified" in accordance with certain Treasury regulations. We believe that the Divisions will be adequately diversified.

Policy Owner Control. In certain circumstances, the owner of a variable life insurance policy may be considered, for federal income tax purposes, the owner of the assets of the variable account used to support the policy. In those circumstances, income and gains from the variable account assets would be includible in the policyowner's gross income. We do not know what standards will be established, if any, in the regulations or rulings which the Treasury has stated it expects to issue on this question. We therefore reserve the right to modify the Policy as necessary to attempt to prevent a policyowner from being considered the owner of a pro-rata share of the assets of the Series Account.

The following discussion assumes that your Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable under your Policy is excludible from your gross income under the Code.

If the death benefit is not received in a lump sum and is, instead, applied under a proceeds option agreed to by us and the beneficiary, payments generally will be prorated between amounts attributable to the death benefit, which will be excludible from the beneficiary's income, and amounts attributable to interest (occurring after the insured's death), which will be includible in the beneficiary's income.

Tax Deferred Accumulation. Any increase in your Account Value is generally not taxable to you unless you receive or are deemed to receive amounts from the Policy before the Insured dies.

Distributions. If you surrender your Policy, the amount you will receive as a result will be subject to tax as ordinary income to the extent that amount exceeds the "investment in the contract," which is generally the total of premiums and other consideration paid for the Policy, less all amounts previously received under the Policy to the extent those amounts were excludible from gross income.

If you pay more premiums than permitted under the seven-pay test, your Policy will be a MEC.

If your Policy becomes a MEC, partial withdrawals, Policy loans and surrenders may incur taxes and tax penalties.

Depending on the circumstances, any of the following transactions may have federal income tax consequences: o the exchange of a Policy for a life insurance, endowment or annuity contract; o a change in the death benefit option; o a policy loan; o a partial surrender; o a surrender; o a change in the ownership of a Policy; o a change of the named Insured; or o an assignment of a Policy.

In addition, federal, state and local transfer and other tax consequences of ownership or receipt of Policy Proceeds will depend on your circumstances and those of the named beneficiary. Whether partial withdrawals (or other amounts deemed to be distributed) constitute income subject to federal income tax depends, in part, upon whether your Policy is considered a "modified endowment contract."

Modified Endowment Contracts. Section 7702A of the Code treats certain life insurance contracts as "modified endowment contracts" ("MECs"). In general, a Policy will be treated as a MEC if total premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before that time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums ("seven-pay test"). In addition, a Policy may be treated as a MEC if there is a "material change" of the Policy.

We will monitor your premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC. We will not invest any premium or portion of a premium that would cause your Policy to become a MEC. We will promptly refund that money to you and, if you elect to have a MEC contract, you can return the money to us with a signed form of acceptance.

Further, if a transaction occurs which decreases the Total Face Amount of your Policy during the first seven years, we will retest your Policy, as of the date of its purchase, based on the lower Total Face Amount to determine compliance with the seven-pay test. Also, if a decrease in Total Face Amount occurs within seven years of a "material change," we will retest your Policy for compliance as of the date of the "material change." Failure to comply in either case would result in the Policy's classification as a MEC regardless of our efforts to provide a payment schedule that would not otherwise violate the seven-pay test.

The rules relating to whether a Policy will be treated as a MEC are complex and cannot be fully described in the limited confines of this summary. Therefore, you should consult with a competent tax adviser to determine whether a particular transaction will cause your Policy to be treated as a MEC.

Distributions Under Modified Endowment Contracts. If treated as a MEC, your Policy will be subject to the following tax rules:

o First, partial withdrawals are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of your Account Value immediately before the distribution over the "investment in the contract" at the time of the distribution.

o Second, policy loans and loans secured by a Policy are treated as partial withdrawals and taxed accordingly. Any past-due loan interest that is added to the amount of the loan is treated as a loan.

o Third, a 10 percent additional penalty tax is imposed on that portion of any distribution (including distributions upon surrender), policy loan, or loan secured by a Policy, that is included in income, except where the distribution or loan is made to a taxpayer that is a natural person, and:

1.      made when the taxpayer is age 59 1/2or older;
2.      attributable to the taxpayer becoming disabled; or

3. is part of a series of substantially equal periodic payments for the duration of the taxpayer's life (or life expectancy) or for the duration of the longer of the taxpayer's or the beneficiary's life (or life expectancies).

o

If your Policy is not a MEC, partial withdrawals or surrenders are taxed only if they exceed your investment in your Policy and Policy loans are generally not taxed. Distributions Under a Policy That Is Not a MEC. If your Policy is not a MEC, a distribution is generally treated first as a tax-free recovery of the "investment in the contract," and then as a distribution of taxable income to the extent the distribution exceeds the "investment in the contract." An exception is made for cash distributions that occur in the first 15 Policy Years as a result of a decrease in the death benefit or other change which reduces benefits under the Policy which are made for purposes of maintaining compliance with Section 7702. Such distributions are taxed in whole or part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in
Section 7702.

If your Policy is not a MEC, policy loans and loans secured by the Policy are generally not treated as distributions. Such loans are instead generally treated as your indebtedness.

Finally, if your Policy is not a MEC, distributions (including distributions upon surrender), policy loans and loans secured by the Policy are not subject to the 10 percent additional tax.

Multiple Policies. All modified endowment contracts issued by us (or our affiliates) to you during any calendar year will be treated as a single MEC for purposes of determining the amount of a policy distribution which is taxable to you.

Treatment When Insured Reaches Attained Age 100. As described above, when the Insured reaches Attained Age 100, we will issue you a "paid-up" life insurance policy. We believe that the paid-up life insurance policy will continue to qualify as a "life insurance contract" under the Code. However, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Cash Surrender Value in the year in which the Insured attains age 100 and would realize taxable income at that time, even if the Policy Proceeds were not distributed at that time. In addition, any outstanding Policy Debt will be repaid at that time. This repayment may be treated as a taxable distribution to you, if your contract is not a MEC.

Federal Income Tax Withholding. We are not required to and, hence, will not withhold the amount of any tax due on that portion of a policy distribution which is taxable. However, as a service to you, we will withhold and remit to the federal government such amounts if you direct us to do so in writing at or before the time of the policy distribution. As the policyowner you are responsible for the payment of any taxes and early distribution penalties that may be due on policy distributions.

Actions to Ensure Compliance with the Tax Law. We believe that the maximum amount of premiums we intend to permit for the Policies will comply with the Code definition of a "life insurance contract." We will monitor the amount of your premiums, and, if you pay a premium during a Policy Year that exceeds those permitted by the Code, we will promptly refund the premium or a portion of the premium before any allocation to the Funds. We reserve the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of a life insurance contract.

Trade or Business Entity Owns or Is Directly or Indirectly a Beneficiary of the Policy

Where a Policy is owned by other than a natural person, the owner's ability to deduct interest on business borrowing unrelated to the Policy can be impacted as a result of its ownership of cash value life insurance. No deduction will be allowed for a portion of a taxpayer's otherwise deductible interest expense unless the policy covers only one individual, and such individual is, at the time first covered by the policy, a 20 percent owner of the trade or business entity that owns the policy, or an officer, director, or employee of such trade or business.

Although this limitation generally does not apply to policies held by natural persons, if a trade or business (other than one carried on as a sole proprietorship) is directly or indirectly the beneficiary under a policy (e.g., pursuant to a split-dollar agreement), the policy shall be treated as held by such trade or business. The effect will be that a portion of the trade or business entity's deduction for its interest expenses will be disallowed unless the above exception for a 20 percent owner, employee, officer or director applies.

The portion of the entity's interest deduction that is disallowed will generally be a pro rata amount which bears the same ratio to such interest expense as the taxpayer's average unborrowed cash value bears to the sum of the taxpayer's average unborrowed cash value and average adjusted bases of all other assets. Any corporate or business use of the life insurance should be carefully reviewed by your tax adviser with attention to these rules as well as any other rules and possible tax law changes that could occur with respect to business-owned life insurance.

Other Employee Benefit Programs

Complex rules may apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These Policy owners also must consider whether the Policy was applied for by or issued to a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult your legal adviser.

Policy Loan Interest

Generally, no tax deduction is allowed for interest paid or accrued on any indebtedness under a Policy.

Our Taxes

We are taxed as a life insurance company under Part I of Subchapter L of the Code. The operations of the Series Account are taxed as part of our operations. Investment income and realized capital gains are not taxed to the extent that they are applied under the Policies. As a result of the Omnibus Budget Reconciliation Act of 1990, we are currently making, and are generally required to capitalize and amortize certain policy acquisition expenses over a 10-year period rather than currently deducting such expenses. This so-called "deferred acquisition cost" tax ("DAC tax") applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for Great-West. We reserve the right to adjust the amount of a charge to premium to compensate us for these anticipated higher corporate income taxes.

A portion of the Expense Charges Applied to Premium is used to offset the federal, state or local taxes that we incur which are attributable to the Series Account or the Policy. We reserve the right to adjust the amount of this charge.

Distribution of the Policy

The Policy will be sold by licensed insurance agents in those states where the Policy may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with our general distributor, BenefitsCorp Equities, Inc. ("BCE"). BCE, whose principal business address is 8515 East Orchard Road, Englewood, Colorado 80111, is an indirect, wholly-owned subsidiary of Great-West and is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealer and is a member of the National Association of Securities Dealers, Inc. BCE also acts as the general distributor of certain annuity contracts issued by us. The maximum sales commissions payable to our agents, independent registered insurance agents and other registered broker-dealers is 40% of the first year target premium. In addition, asset-based trail commissions may be paid. A sales representative may be required to return all the commissions paid if a Policy terminates prior to the second Policy Anniversary.

The directors and executive officers of BCE are: Charles P. Nelson, Chairman of the Board and President; Robert K. Shaw, Director; John A. Brown, Director; Dennis Low, Director, G.E. Seller, Director and Vice President, Major Accounts; Douglas L. Wooden, Director; J. Baker, Vice President, Licensing and Contracts; Glen Ray Derback, Treasurer; Beverly A. Byrne, Secretary; and, T. L. Buckley, Compliance Officer. The principal business address of each director and executive officer, except G.E. Seller and Beverly A. Byrne, is 8515 East Orchard Road, Englewood, Colorado 80111. G.E. Seller's principal business address is 18101 Von Karman Avenue, Suite 1460, Irvine, California 92612. Beverly A. Byrne's principal business address is 8525 East Orchard Road, Englewood, Colorado 80111.

Voting Rights

We are the legal owner of all shares of the Funds held in the Divisions of the Series Account, and as such have the right to vote upon matters that are required by the 1940 Act to be approved or ratified by the shareholders of the Funds and to vote upon any other matters that may be voted upon at a shareholders' meeting. We will, however, vote shares held in the Divisions in accordance with instructions received from policyowners who have an interest in the respective Divisions.

We will vote shares held in each Division for which no timely instructions from policyowners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Division for which instructions are received.

The number of shares in each Division for which instructions may be given by a policyowner is determined by dividing the portion of the Account Value derived from participation in that Division, if any, by the value of one share of the corresponding Fund. We will determine the number as of the record date chosen by the Fund. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders' meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for it in our next communication to policyowners.

This description reflects our current view of applicable law. Should the applicable federal securities laws change so as to permit us to vote shares held in the Series Account in our own right, we may elect to do so.

Our Directors and Executive Officers

Great-West's directors and executive officers are listed below, together with information as to their ages, dates of election and principal business occupations during the last five years (if other than their present business occupations).

Directors

Name (Age) (Date Elected to Board)      Principal Occupation(s) For Last Five Years

James Balog (71) (1993)                 Company Director
James W. Burns, O.C. (70) (1991)        Chairman of the Boards of Great-West Lifeco, Great-West
                                        Life, London Insurance Group Inc. and London Life
                                        Insurance Company; Deputy Chairman, Power Corporation
Orest T. Dackow (63) (1991)             President and Chief Executive Officer, Great-West Lifeco

Andre Desmarais (43) (1997)             President and Co-Chief Executive Officer, Power
                                        Corporation; Deputy Chairman, Power Financial
Paul Desmarais, Jr. (45) (1991)         Chairman and Co-Chief Executive Officer, Power Corp;
                                        Chairman, Power Financial
Robert G. Graham (68) (1991)            Company Director; previously Chairman and Chief Executive
                                        Officer, Inter-City Products Corporation
Robert Gratton (56) (1991)              Chairman of the Board of Great-West; President and Chief
                                        Financial Officer, Power Financial
N. Berne Hart (70) (1991)               Company Director



Kevin P. Kavanagh (67) (1986)           Company Director
William Mackness (61) (1991)            Company Director; previously, Dean, Faculty of
                                        Management, University of Manitoba
William T. McCallum (57) (1990)         President and Chief Executive Officer of Great-West;
                                        President and Chief Executive Officer, United States
                                        Operations, Great-West Life


Jerry Edgar Alan Nickerson (63) (1994)  Chairman of the Board, H.B. Nickerson & Sons Limited
The Honourable P. Michael Pittfield,    Vice-Chairman, Power Corporation; Member of the Senate of
P.C., Q.C. (62) (1991)                  Canada
Michel Plessis-Belair, F.C.A. (57)      Vice-Chairman and Chief Financial Officer, Power
(1991)                                  Corporation; Executive Vice-President and Chief Financial
                                        Officer, Power Financial

Brian E. Walsh (46) (1995)              Co-Founder and Managing Partner, Veritas Capital
                                        Management, LLC since September 1997; previously Partner,
                                        Trinity L.P. from January 1996; previously Managing

                                        Director and Co-Head, Global Investment Bank, Bankers
                                  Trust Company

Executive Officers

Name (Age) (Date Appointed Executive    Principal Business Occupation For Last Five Years
-------------------------------------   -------------------------------------------------
Officer)
--------
Michael R. Bracco (32) (1999)           Senior Vice President, Employee Benefits of Great-West
                                        and Great-West Life; Vice President, Employee Benefits of
                                        Great-West and Great-West Life; Vice President,
                                        Corporate, Great-West and Great-West Life; Manager, Bain
                                    & Company

John A. Brown (52) (1992)               Senior Vice President, Healthcare Markets of Great-West
                                        and Great-West Life

Donna A. Goldin (52) (1996)             Executive Vice President and Chief Operating Officer, One
                                        Corporation since June 1996; previously Executive Vice
                                        President and Chief Operating Officer, Harris Methodist
                                        Health Plan since March 1995; previously Executive Vice
                                        President and Chief Operating Officer, Private Healthcare
                                        Systems, Inc.


Mitchell T. G. Graye (44) (1997)        Executive Vice President and Chief Financial Officer,
                                        Great-West;  Executive Vice President and Chief Financial
                                        Officer, United States, Great-West Life
Mark  S. Hollen (41) (2000)             Senior Vice President, FASCorp, Great-West and Great-West
                                        Life; Vice President, FASCorp, Great-West and Great-West
                                        Life.
John T. Hughes (63) (1989)              Senior Vice President, Chief Investment Officer of
                                        Great-West; Senior Vice President, Chief Investment
                                        Officer, United States, Great-West Life
D. Craig Lennox (52) (1984)             Senior Vice President, General Counsel and Secretary of
                                        Great-West; Senior Vice President and Chief U.S. Legal
                                        Officer, Great-West Life
William T. McCallum (57) (1984)         President and Chief Executive Officer of Great-West;
                                        President and Chief Executive Officer, United States
                                        Operations, Great-West Life
Steve H. Miller (47) (1997)             Senior Vice President, Employee Benefits Sales of
                                        Great-West and Great-West Life
James D. Motz (50) (1992)               Executive Vice President, Employee Benefits of
                                        Great-West and Great-West Life
Charles P. Nelson (39) (1998)           Senior Vice President, Public/Non-Profit Markets of
                                        Great-West and Great-West Life
Martin Rosenbaum (47) (1997)            Senior Vice President, Employee Benefits of Great-West
                                        and Great-West Life
Robert K. Shaw (44) (1998)              Senior Vice President, Individual Markets of Great-West
                                        and Great-West Life
George D. Webb II (56) (1999)           Senior Vice President Public/Non-Profit Operations,
                                        Financial Services of Great-West and Great-West Life;
                                        Principal, William M. Mercer Investment Consulting, Inc.

Douglas L. Wooden (43) (1991)           Executive Vice President, Financial Services of
                                        Great-West and Great-West Life

Other Information

State Regulation

We are subject to the laws of Colorado governing life insurance companies and to regulation by Colorado's Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of the all jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

There are no pending legal proceedings which would have an adverse material effect on the Series Account. Great-West is engaged in various kinds of routine litigation which, in our judgment, is not material to its total assets or material with respect to the Series Account.

Legal Matters

All matters of Colorado law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Colorado law, have been passed upon by Beverly A. Byrne, Vice President, Counsel and Assistant Secretary of Great-West. The law firm of Jorden Burt Boros Cicchetti Berenson & Johnson LLP, 1025 Thomas Jefferson St., Suite 400, East Lobby, Washington, D.C. 20007-5201, serves as special counsel to Great-West with regard to the federal securities laws.

Experts

The consolidated financial statements for Great-West Life & Annuity Insurance Company as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report. We have included those financial statements in reliance upon the report of such firm, given upon their authority as experts in accounting and auditing.

Actuarial matters included in this Prospectus and the registration statement of which it is a part, including the hypothetical Policy illustrations, have been examined by Ron Laeyendecker, F.S.A., M.A.A.A., Actuary of Great-West, and are included in reliance upon his opinion as to their reasonableness.

Registration Statements

This Prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy. It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement. You should refer to the registration statement for further information concerning the Series Account, Great-West, the mutual fund investment options, and the Policy. The descriptions in this Prospectus of the Policies and other legal instruments are summaries. You should refer to those instruments as filed for their precise terms.

Financial Statements

Great-West's consolidated financial statements, which are included in this prospectus, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Series Account.

There are no financial statements for the Series Account because it had not commenced operations as of the date of this Prospectus, has no assets or liabilities, and has received no income or incurred any expense.




                    GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                    (An indirect wholly-owned subsidiary of
                      The Great-West Life Assurance Company)

                    Consolidated Financial Statements for the Years Ended December 31, 1999, 1998, and 1997 and
                    Independent Auditors' Report











INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of Great-West Life & Annuity Insurance Company:

     We have audited the accompanying consolidated balance sheets of Great-West Life & Annuity Insurance Company (an indirect wholly-owned subsidiary of The Great-West Life Assurance Company) and subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Great-West Life & Annuity Insurance Company and subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999 in conformity with generally accepted accounting principles.

     As discussed in Note 1 to the consolidated financial statements, effective January 1, 1999, the Company adopted Statement of Position No. 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for
     Internal Use" and, accordingly, changed its method of accounting for software development costs.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Denver, Colorado
January 31, 2000




GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 1999 AND 1998
(Dollars in Thousands)

===================================================================================================================================

                                                                             1999                      1998
                                                                     ----------------------   -----------------------
ASSETS

INVESTMENTS:
  Fixed Maturities:
    Held-to-maturity, at amortized cost (fair value
      $2,238,581 and $2,298,936)                                   $           2,260,581    $           2,199,818
    Available-for-sale, at fair value (amortized cost
      $6,953,383 and $6,752,532)                                               6,727,922                6,936,726
  Common stock, at fair value (cost $43,978 and                                   69,240                   48,640
    $41,932)
  Mortgage loans on real estate, net                                             974,645                1,133,468
  Real estate, net                                                               103,731                   73,042
  Policy loans                                                                 2,681,132                2,858,673
  Short-term investments, available-for-sale (cost
    approximates fair value)                                                     240,804                  420,169
                                                                     ----------------------   -----------------------

         Total Investments                                                    13,058,055               13,670,536

Cash                                                                             257,840                  176,119
Reinsurance receivable
  Related party                                                                    5,015                    5,006
  Other                                                                          168,307                  187,952
Deferred policy acquisition costs                                                282,295                  238,901
Investment income due and accrued                                                137,810                  157,587
Other assets                                                                     308,419                  311,078
Premiums in course of collection                                                 142,199                   84,940
Deferred income taxes                                                            253,323                  191,483
Separate account assets                                                       12,780,016               10,099,543
                                                                     ----------------------   -----------------------








TOTAL ASSETS                                                       $          27,393,279    $          25,123,145
                                                                     ======================   =======================



See notes to consolidated financial statements.






====================================================================================================================================
                                                                                      1999                1998
                                                                                -----------------   -----------------
LIABILITIES AND STOCKHOLDER'S EQUITY
POLICY BENEFIT LIABILITIES:
    Policy reserves
      Related party                                                           $        555,783    $        555,300
      Other                                                                         11,181,900          11,347,548
    Policy and contract claims                                                         391,968             428,798
    Policyholders' funds                                                               185,623             181,779
    Provision for policyholders' dividends                                              70,726              69,530
GENERAL LIABILITIES:
    Due to Parent Corporation                                                           35,979              52,877
    Due to GWL&A Financial                                                             175,035
    Repurchase agreements                                                               80,579             244,258
    Commercial paper                                                                                        39,731
    Other liabilities                                                                  638,469             761,505
    Undistributed earnings on participating business                                   130,638             143,717
    Separate account liabilities                                                    12,780,016          10,099,543
                                                                                -----------------   -----------------
         Total Liabilities                                                          26,226,716          23,924,586
                                                                                -----------------   -----------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S EQUITY:
    Preferred stock, $1 par value, 50,000,000 shares authorized,
    0 shares issued and outstanding
    Common stock, $1 par value; 50,000,000 shares
      authorized; 7,032,000 shares issued and outstanding                                7,032               7,032
    Additional paid-in capital                                                         700,316             699,556
    Accumulated other comprehensive income (loss)                                      (84,861)             61,560
    Retained earnings                                                                  544,076             430,411
                                                                                -----------------   -----------------
         Total Stockholder's Equity                                                  1,166,563           1,198,559
                                                                                -----------------   -----------------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                                    $     27,393,279    $     25,123,145
                                                                                =================   =================





GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997
(Dollars in Thousands)

===================================================================================================================================

                                                                    1999               1998               1997
                                                               ----------------   ----------------   ----------------
REVENUES:
  Premiums
    Related party (including premiums
       recaptured totaling $0,
      $0, and $155,798)                                     $                  $         46,191   $        155,798
    Other (net of premiums ceded totaling
      $85,803, $86,511 and $61,194)                                1,163,183            948,672            677,381
  Fee income                                                         635,147            516,052            420,730
  Net investment income
    Related party                                                    (10,923)            (9,416)            (8,957)
    Other                                                            886,869            906,776            890,630
  Net realized gains on investments                                    1,084             38,173              9,800
                                                               ----------------   ----------------   ----------------
                                                                   2,675,360          2,446,448          2,145,382
                                                               ----------------   ----------------   ----------------
BENEFITS AND EXPENSES:
  Life and other policy benefits (net of
    reinsurance recoveries totaling $80,681,
    $81,205, and $44,871)                                            970,250            768,474            543,903
  Increase in reserves
    Related party                                                                        46,191            155,798
    Other                                                             33,631             78,851             90,013
  Interest paid or credited to contractholders                       494,081            491,616            527,784
  Provision for policyholders' share of earnings
    on participating business                                         13,716              5,908              3,753
  Dividends to policyholders                                          70,161             71,429             63,799
                                                               ----------------   ----------------   ----------------
                                                                   1,581,839          1,462,469          1,385,050
  Commissions                                                        173,405            144,246            102,150
  Operating expenses (income):
    Related party                                                       (768)            (5,094)            (6,292)
    Other                                                            593,575            518,228            431,714
  Premium taxes                                                       38,329             30,848             24,153
                                                               ----------------   ----------------   ----------------
                                                                   2,386,380          2,150,697          1,936,775
INCOME BEFORE INCOME TAXES                                           288,980            295,751            208,607
                                                               ----------------   ----------------   ----------------
PROVISION FOR INCOME TAXES:
  Current                                                             72,039             81,770             61,644
  Deferred                                                            11,223             17,066            (11,797)
                                                               ----------------   ----------------   ----------------
                                                                      83,262             98,836             49,847
                                                               ----------------   ----------------   ----------------
NET INCOME                                                  $        205,718   $        196,915   $        158,760
                                                               ================   ================   ================


See notes to consolidated financial statements.



GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997
(Dollars in Thousands)

====================================================================================================================================

                                                                                              Accumulated
                                                                                 Additional    Other
                                       Preferred Stock         Common Stock       Paid-in   Comprehensive  Retained
                                ------------------------   --------------------
                                   Shares     Amount         Shares  Amount       Capital   Income (Loss)  Earnings       Total
                                ------------------------   --------------------  --------- ------------------------    ------------
BALANCE, JANUARY 1, 1997          2,000,800    121,800     7,032,000    7,032   $ 664,265     14,951      226,166   $   1,034,214

   Net income                                                                                             158,760         158,760
   Other comprehensive income                                                                 37,856                        37,856
                                                                                                                       ------------
Total comprehensive income                                                                                                196,616
                                                                                                                       ------------
Capital contributions                                                              26,483                                  26,483
Dividends                                                                                                 (71,394)        (71,394)
                                ------------------------   --------------------  --------- ------------------------    ------------
BALANCE, DECEMBER 31, 1997        2,000,800    121,800     7,032,000    7,032     690,748     52,807      313,532       1,185,919




   Net income                                                                                             196,915         196,915
   Other comprehensive income                                                                  8,753                        8,753
                                                                                                                       ------------
Total comprehensive income                                                                                                205,668
                                                                                                                       ------------
Capital contributions                                                               8,808                                   8,808
Dividends                                                                                                 (80,036)        (80,036)
Purchase of preferred shares     (2,000,800)  (121,800)                                                                  (121,800)
                                ------------------------   --------------------  --------- ------------------------    ------------
BALANCE, DECEMBER 31, 1998                0          0     7,032,000    7,032   $ 699,556     61,560      430,411   $   1,198,559

   Net income                                                                                             205,718         205,718
   Other comprehensive loss                                                                 (146,421)                    (146,421)
                                                                                                                       ------------
Total comprehensive loss                                                                                                   59,297
                                                                                                                       ------------
Capital contributions
Dividends                                                                                                 (92,053)        (92,053)
Income tax benefit on stock
  Compensation                                                                        760                                     760
                                ------------------------   --------------------  --------- ------------------------    ------------
BALANCE, DECEMBER 31, 1999                0          0     7,032,000    7,032   $ 700,316    (84,861)     544,076   $   1,166,563
                                ========================   ====================  ========= ========================    ============


See notes to consolidated financial statements.




GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997
(Dollars in Thousands)

===================================================================================================================================
                                                                    1999               1998               1997
                                                               ----------------   ----------------   ----------------
OPERATING ACTIVITIES:
  Net income                                                $        205,718   $        196,915   $        158,760
  Adjustments to reconcile net income to net
    cash provided by operating activities:
      Gain allocated to participating
        policyholders                                                 13,716              5,908              3,753
      Amortization of investments                                    (22,514)           (15,068)               409
      Net realized gains on investments                               (1,084)           (38,173)            (9,800)
      Depreciation and amortization                                   47,339             55,550             46,929
      Deferred income taxes                                           11,223             17,066            (11,824)
  Changes in assets and liabilities:
      Policy benefit liabilities                                     650,959            938,444            498,114
      Reinsurance receivable                                          19,636            (43,643)           112,594
      Accrued interest and other receivables                         (37,482)            28,467             30,299
      Other, net                                                    (146,150)          (184,536)            64,465
                                                               ----------------   ----------------   ----------------
         Net cash provided by operating activities                   741,361            960,930            893,699
                                                               ----------------   ----------------   ----------------
INVESTING ACTIVITIES:
  Proceeds from sales, maturities, and
    redemptions of investments:
    Fixed maturities
         Held-to maturity
         Sales                                                                            9,920
         Maturities and redemptions                                  520,511            471,432            359,021
         Available-for-sale
         Sales                                                     3,176,802          6,169,678          3,174,246
         Maturities and redemptions                                  822,606          1,268,323            771,737
    Mortgage loans                                                   165,104            211,026            248,170
    Real estate                                                        5,098             16,456             36,624
    Common stock                                                      18,116              3,814             17,211
  Purchases of investments:
    Fixed maturities
         Held-to-maturity                                           (563,285)          (584,092)          (439,269)
         Available-for-sale                                       (4,019,465)        (7,410,485)        (4,314,722)
    Mortgage loans                                                    (2,720)          (100,240)            (2,532)
    Real estate                                                      (41,482)            (4,581)           (64,205)
    Common stock                                                     (19,698)           (10,020)           (29,608)
                                                               ----------------   ----------------   ----------------
         Net cash provided by (used in)
           investing activities                             $         61,587   $         41,231   $       (243,327)
                                                               ================   ================   ================


                                                     (Continued)


GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997
(Dollars in Thousands)

==================================================================================================================================
                                                                    1999               1998               1997
                                                               ----------------   ----------------   ----------------
FINANCING ACTIVITIES:
  Contract withdrawals, net of deposits                     $       (583,900)  $       (507,237)  $       (577,538)
  Due to Parent Corporation                                          (16,898)           (73,779)           (19,522)
  Due to GWL&A Financial                                             175,035
  Dividends paid                                                     (92,053)           (80,036)           (71,394)
  Net commercial paper repayments                                    (39,731)           (14,327)           (30,624)
  Net repurchase agreements (repayments)
    borrowings                                                      (163,680)           (81,280)            38,802
  Capital contributions                                                                   8,808             11,000
  Purchase of preferred shares                                                         (121,800)
  Acquisition of subsidiary                                                             (82,669)
                                                               ----------------   ----------------   ----------------
                                                               ----------------   ----------------   ----------------
         Net cash used in financing activities                      (721,227)          (952,320)          (649,276)
                                                               ----------------   ----------------   ----------------

NET INCREASE IN CASH                                                  81,721             49,841              1,096

CASH, BEGINNING OF YEAR                                              176,119            126,278            125,182
                                                               ----------------   ----------------   ----------------

CASH, END OF YEAR                                           $        257,840   $        176,119   $        126,278
                                                               ================   ================   ================

SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION
  Cash paid during the year for:
    Income taxes                                            $         76,150   $        111,493   $         86,829
    Interest                                                          14,125             13,849             15,124



See notes to consolidated financial statements.               (Concluded)





GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997
(Amounts in Thousands, except Share Amounts)
===============================================================================

1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Organization - Great-West Life & Annuity Insurance Company (the Company) is a wholly-owned subsidiary of GWL&A Financial Inc., a holding company formed in 1998 (GWL&A Financial) and an indirect wholly-owned subsidiary of The Great-West Life Assurance Company (the Parent Corporation). The Company is an insurance company domiciled in the State of Colorado. The Company offers a wide range of life insurance, health insurance, and retirement and investment products to individuals, businesses, and other private and public organizations throughout the United States.

     Basis of Presentation - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The consolidated financial statements include the accounts of the Company and its subsidiaries. All material inter-company transactions and balances have been eliminated in consolidation.

     Certain reclassifications have been made to the 1998 and 1997 financial statements to conform to the 1999 presentation.

         Investments - Investments are reported as follows:

     1. Management determines the classification of fixed maturities at the time of purchase. Fixed maturities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity. Held-to-maturity securities are stated at amortized cost unless fair value is less than cost and the decline is deemed to be other than temporary, in which case they are written down to fair value and a new cost basis is established.

     Fixed maturities not classified as held-to-maturity are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the net unrealized gains and losses reported as accumulated other comprehensive income (loss) in stockholder's equity. The net unrealized gains and losses on derivative financial instruments used to hedge available-for-sale securities are also included in other comprehensive income (loss).

     The amortized cost of fixed maturities classified as held-to-maturity or available-for-sale is adjusted for amortization of premiums and accretion of discounts using the effective interest method over the estimated life of the related bonds. Such amortization is included in net investment income. Realized gains and losses, and declines in value judged to be other-than-temporary are included in net realized gains (losses) on investments.

     2. Mortgage loans on real estate are carried at their unpaid balances adjusted for any unamortized premiums or discounts and any valuation reserves. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to net investment income using the effective interest method. Accrual of interest is discontinued on any impaired loans where collection of interest is doubtful.

     The Company maintains an allowance for credit losses at a level that, in management's opinion, is sufficient to absorb credit losses on its impaired loans. Management's judgement is based on past loss experience, current and projected economic conditions, and extensive situational analysis of each individual loan. The measurement of impaired loans is based on the fair value of the collateral.

     3. Real estate is carried at cost. The carrying value of real estate is subject to periodic evaluation of recoverability.

     4. Investments in common stock are carried at fair value.

     5. Policy loans are carried at their unpaid balances.

     6. Short-term investments include securities purchased with initial maturities of one year or less and are carried at amortized cost. The Company considers short-term investments to be available-for-sale and amortized cost approximates fair value.

     7. Gains and losses realized on disposal of investments are determined on a specific identification basis.

         Cash - Cash includes only amounts in demand deposit accounts.

     Internal Use Software - Effective January 1, 1999, the Company adopted Statement of Position (SOP) No. 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use". SOP 98-1 provides guidance on accounting for costs associated with computer software developed or obtained for internal use. As a result of the adoption of SOP 98-1, the Company capitalized $18,373 in internal use software development costs for the year ended December 31, 1999.

     Deferred Policy Acquisition Costs - Policy acquisition costs, which primarily consist of sales commissions related to the production of new and renewal business, have been deferred to the extent recoverable. Other costs capitalized include expenses associated with the Company's group sales representatives. These costs are variable in nature and are dependent upon sales volume. Deferred costs associated with the annuity products are being amortized over the life of the contracts in proportion to the emergence of gross profits. Retrospective adjustments of these amounts are made when the Company revises its estimates of current or future gross profits. Deferred costs associated with traditional life insurance are amortized over the premium paying period of the related policies in proportion to premium revenues recognized. Amortization of deferred policy acquisition costs
     totaled   $43,512,   $51,724,   and  $44,298  in  1999,   1998,  and  1997,
     respectively.



     Separate Accounts - Separate account assets and related liabilities are carried at fair value. The Company's separate accounts invest in shares of Maxim Series Fund, Inc. and Orchard Series Fund, Inc., both diversified, open-end management investment companies which are affiliates of the Company, shares of other external mutual funds, or government or corporate bonds. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and, therefore, are not included in the Company's statements of income. Revenues to the Company from the separate accounts consist of contract maintenance fees, administrative fees, and mortality and expense risk charges.

     Life Insurance and Annuity Reserves - Life insurance and annuity policy reserves with life contingencies of $7,169,885 and $6,866,478 at December
     31, 1999 and 1998, respectively, are computed on the basis of estimated mortality, investment yield, withdrawals, future maintenance and settlement expenses, and retrospective experience rating premium refunds. Annuity contract reserves without life contingencies of $4,468,685 and $4,908,964 at December 31, 1999 and 1998, respectively, are established at the contractholder's account value.

     Reinsurance - Policy reserves ceded to other insurance companies are carried as a reinsurance receivable on the balance sheet (see Note 3). The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

     Policy and Contract Claims - Policy and contract claims include provisions for reported life and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred and unreported based primarily on prior experience of the Company.

     Participating Fund Account - Participating life and annuity policy reserves are $4,297,823 and $4,108,314 at December 31, 1999 and 1998, respectively.
     Participating business approximates 31.0%, 32.7%, and 50.5% of the Company's ordinary life insurance in force and 94.0%, 71.9% and 91.1% of ordinary life insurance premium income for the years ended December 31, 1999, 1998 and 1997, respectively.

     The amount of dividends to be paid from undistributed earnings on participating business is determined annually by the Board of Directors. Amounts allocable to participating policyholders are consistent with established Company practice.

     The Company has established a Participating Policyholder Experience Account
     (PPEA) for the benefit of all participating policyholders which is included in the accompanying consolidated balance sheet. Earnings associated with the operation of the PPEA are credited to the benefit of all participating policyholders. In the event that the assets of the PPEA are insufficient to provide contractually guaranteed benefits, the Company must provide such benefits from its general assets.

     The Company has also established a Participation Fund Account (PFA) for the benefit of the participating policyholders previously transferred to the Company from the Parent under an assumption reinsurance transaction. The PFA is part of the PPEA. Earnings derived from the operation of the PFA net of a management fee paid to the Company accrue solely for the benefit of the participating policyholders.


     Recognition of Premium and Fee Income and Benefits and Expenses - Life insurance premiums are recognized when due. Annuity premiums with life contingencies are recognized as received. Accident and health premiums are earned on a monthly pro rata basis. Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance, contract administration, and surrender fees that have been assessed against the contract account balance during the period. Fee income is derived primarily from contracts for claim processing or other administrative services and from assets under management. Fees from contracts for claim processing or other administrative services are recorded as the services are provided. Fees from assets under management, which consist of contract maintenance fees, administration fees and mortality and expense risk charges, are recognized when due. Benefits and expenses on policies with life contingencies impact income by means of the provision for future policy benefit reserves, resulting in recognition of profits over the life of the contracts. The average crediting rate on annuity products was approximately 6.2%, 6.3%, and 6.6% in 1999, 1998, and 1997.

     Income Taxes - Income taxes are recorded using the asset and liability approach, which requires, among other provisions, the recognition of deferred tax assets and liabilities for expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, all expected future events (other than the enactments or changes in the tax laws or rules) are considered. Although realization is not assured, management believes it is more likely than not that the deferred tax asset, net of a valuation allowance, will be realized.

     Repurchase Agreements and Securities Lending - The Company enters into repurchase agreements with third-party broker/dealers in which the Company sells securities and agrees to repurchase substantially similar securities at a specified date and price. Such agreements are accounted for as collateralized borrowings. Interest expense on repurchase agreements is recorded at the coupon interest rate on the underlying securities. The repurchase fee received or paid is amortized over the term of the related agreement and recognized as an adjustment to investment income.

     The Company requires collateral in an amount greater than or equal to 102% of the borrowing for all securities lending transactions.

     Derivatives - The Company makes limited use of derivative financial instruments to manage interest rate, market, and foreign exchange risk. Such hedging activity consists primarily of interest rate swap agreements, interest rate floors and caps, foreign currency exchange contracts, options and equity swaps. The differential paid or received under the terms of these contracts is recognized as an adjustment to net investment income on the accrual method. Gains and losses on foreign exchange contracts are deferred and recognized in net investment income when the hedged transactions are realized.



     Interest rate swap agreements are used to convert the interest rate on certain fixed maturities from a floating rate to a fixed rate. Interest rate swap transactions generally involve the exchange of fixed and floating rate interest payment obligations without the exchange of the underlying principal amount. Interest rate floors and caps are interest rate protection instruments that require the payment by a counter-party to the Company of an interest rate differential. The differential represents the difference between current interest rates and an agreed-upon rate, the strike rate, applied to a notional principal amount. Foreign currency exchange contracts are used to hedge the foreign exchange rate risk associated with bonds denominated in other than U.S. dollars. Written call options are stock conversion protection agreements that require the counter-party to automatically call the bond for cash when the issuer elects to convert the bond to common stock. Equity swap transactions generally involve the exchange of variable market performance of a basket of securities for a fixed interest rate.

     Although derivative financial instruments taken alone may expose the Company to varying degrees of market and credit risk when used solely for hedging purposes, these instruments typically reduce overall market and interest rate risk. The Company controls the credit risk of its financial contracts through credit approvals, limits, and monitoring procedures. As the Company generally enters into transactions only with high quality institutions, no losses associated with non-performance on derivative financial instruments have occurred or are expected to occur.

     The Financial Accounting Standards Board has issued Statement No. 133, "Accounting for Derivative Instruments and for Hedging Activities", which, as amended, is required to be adopted in years beginning after June 15, 2000. This Statement provides a comprehensive and consistent standard for the recognition and measurement of derivatives and hedging activities. Although management has not completed its analysis of the impact of this Statement, management does not anticipate that the adoption of the new Statement will have a significant effect on earnings or the financial position of the Company because of the Company's minimal use of derivatives.

     Stock Options - The Company applies the intrinsic value measurement approach under APB Opinion No. 25 to stock-based compensation awards to employees.


2.       ACQUISITION

     On July 8, 1998, the Company paid $82,669 in cash to acquire all of the outstanding shares of Alta Health & Life Insurance Company (Alta), formerly known as Anthem Health & Life Insurance Company. The purchase price was based on Alta's adjusted book value, and was subject to further minor adjustments. The results of Alta's operations, which had an insignificant effect on net income in 1998, have been combined with those of the Company since the date of acquisition.



     The acquisition was accounted for using the purchase method of accounting and, accordingly, the purchase price was allocated to the net assets acquired based on their estimated fair values. The fair value of tangible assets acquired and liabilities assumed was $379,934 and $317,440, respectively. The goodwill representing the purchase price in excess of fair value of net assets acquired is included in other assets and is being amortized over 30 years on a straight-line basis.


3.       RELATED-PARTY TRANSACTIONS

     On December 31, 1998, the Company and the Parent Corporation entered into an Indemnity Reinsurance Agreement pursuant to which the Company reinsured by coinsurance certain Parent Corporation individual non-participating life insurance policies. The Company recorded $859 in premium income and increase in reserves, associated with certain policies, as a result of this transaction. Of the $137,638 in reserves that was recorded as a result of this transaction, $136,779 was recorded under SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS No. 97"), accounting principles. The Company recorded, at the Parent Corporation's carrying amount, which approximates estimated fair value, the following at December 31, 1998 as a result of this transaction:

      Assets                                                       Liabilities and Stockholder's Equity

      Cash                                        $     24,600     Policy reserves                    $     137,638
      Deferred income taxes                              3,816
      Policy loans                                      82,649
      Due from Parent Corporation                       19,753
      Other                                              6,820
                                                    ------------                                         ------------
                                                  $    137,638                                        $     137,638
                                                    ============                                         ============


     ===========================================================================
     In connection with this transaction, the Parent Corporation made a capital contribution of $5,608 to the Company.

     On September 30, 1998, the Company and the Parent Corporation entered into an Indemnity Reinsurance Agreement pursuant to which the Company reinsured by coinsurance certain Parent Corporation individual non-participating life insurance policies. The Company recorded $45,332 in premium income and increase in reserves as a result of this transaction. Of the $428,152 in reserves that was recorded as a result of this transaction, $382,820 was recorded under SFAS No. 97 accounting principles. The Company recorded, at the Parent Corporation's carrying amount, which approximates estimated fair value, the following at September 30, 1998 as a result of this transaction:



                   Assets Liabilities and Stockholder's Equity
      ===========================================

      ===========================================
      Bonds                                       $    147,475     Policy reserves                    $     428,152
      ===========================================
      Mortgages                                         82,637     Due to Parent Corporation                 20,820
      ===========================================
      Cash                                             134,900
      ===========================================
      Deferred policy acquisition costs                  9,724
      ===========================================
      Deferred income taxes                             15,762
      ===========================================
      Policy loans                                      56,209
      ===========================================
      Other                                              2,265
      ===========================================
                                                    ------------                                         ------------
                                                  $    448,972                                        $     448,972
      ===========================================   ============                                         ============

     In connection with this transaction, the Parent Corporation made a capital contribution of $3,200 to the Company.

     On September 30, 1998, the Company purchased furniture, fixtures and equipment from the Parent Corporation for $25,184. In February 1997, the Company purchased its corporate headquarters properties from the Parent Corporation for $63,700.

     On June 30, 1997, the Company recaptured all remaining pieces of an individual participating insurance block of business previously reinsured to the Parent Corporation on December 31, 1992. The Company recorded $155,798 in premium income and increase in reserves as a result of this transaction. The Company recorded, at the Parent Corporation's carrying amount, which approximates estimated fair value, the following at June 30, 1997 as a result of this transaction:

                   Assets Liabilities and Stockholder's Equity
      ====================================

      ====================================
      Cash                                 $       160,000      Policy reserves                    $       155,798
      ====================================
      Bonds                                         17,975      Due to Parent Corporation                   20,373
      ====================================
      Other                                             60      Deferred income taxes                        2,719
      ====================================
                                                                Undistributed earnings on
      ====================================
                                                                  participating business                      (855)
      ====================================
                                             ----------------                                        ----------------
                                           $       178,035                                         $       178,035
      ====================================   ================                                        ================

     In connection with this transaction, the Parent Corporation made a capital contribution of $11,000 to the Company.

     Effective January 1, 1997, all employees of the U.S. operations of the Parent Corporation and the related benefit plans were transferred to the Company. All related employee benefit plan assets and liabilities were also transferred to the Company (see Note 9). The transfer did not have a material effect on the Company's operating expenses as the actual costs associated with the employees and the benefit plans were charged previously to the Company under administrative service agreements between the Company and the Parent Corporation.

     The Company performs administrative services for the U.S. operations of the Parent Corporation. The following represents revenue from the Parent Corporation for services provided pursuant to these service agreements. The amounts recorded are based upon management's best estimate of actual costs incurred and resources expended based upon number of policies and/or certificates in force.


                                                            Years Ended December 31,
                                               ---------------------------------------------------
                                                    1999              1998              1997
                                               ---------------   ---------------   ---------------

 Investment management revenue               $         130     $         475     $         801
 Administrative and underwriting revenue               768             5,094             6,292

     At December 31, 1999 and 1998, due to Parent Corporation includes $10,641 and $17,930 due on demand and $25,338 and $34,947 of notes payable which bear interest and mature on October 1, 2006. These notes may be prepaid in whole or in part at any time without penalty; the issuer may not demand payment before the maturity date. The amounts due on demand to the Parent Corporation bear interest at the public bond rate (6.7% and 6.1% at December 31, 1999 and 1998, respectively) while the note payable bears interest at 5.4%.

     On May 4, 1999, the Company issued a $175,000 subordinated note to GWL&A Financial, the proceeds of which were used for general corporate purposes. The subordinated note bears interest at 7.25% and is due June 30, 2048. Payments of principal and interest under this subordinated note shall be made only with prior written approval of the Commissioner of Insurance of the State of Colorado. Payments of principal and interest on this subordinated note are payable only out of surplus funds of the Company and only at such time as the financial condition of the Company is such that at the time of payment of principal or interest, its surplus after the making of any such payment would exceed the greater of $1,500 or 1.25 times the company action level amount as required by the most recent risk based capital calculations.

     Interest expense attributable to these related party obligations was $11,053, $9,891, and $9,758 for the years ended December 31, 1999, 1998 and
     1997, respectively.


4.       REINSURANCE

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and co-insurance contracts. The Company retains a maximum of $1.5 million of coverage per individual life.

     Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 1999 and 1998, the reinsurance receivable had a carrying value of $173,322 and $192,958, respectively.



     The following schedule details life insurance in force and life and accident/health premiums:


                                                       Ceded            Assumed                          Percentage
                                                   Primarily to        Primarily                         of Amount
                                    Gross           the Parent        from Other           Net            Assumed
                                    Amount          Corporation        Companies          Amount           to Net
                                ---------------   ----------------  ----------------  ---------------   -------------
      December 31, 1999:
        Life insurance in force:
          Individual         $     35,362,934  $      5,195,961   $     8,467,877   $    38,634,850        21.9%
          Group                    80,717,198                           2,212,741        82,929,939         2.7%
                                ---------------   ----------------  ----------------  ----------------
               Total         $    116,080,132  $      5,195,961   $    10,680,618   $   121,564,789
                                ===============   ================  ================  ================

        Premium Income:
          Life insurance     $        306,101  $         27,399   $        46,715   $       325,417        14.4%
          Accident/health             801,755            58,247            79,753           823,261         9.7%
                                ---------------   ----------------  ----------------  ----------------
               Total         $      1,107,856  $         85,646   $       126,468   $     1,148,678
                                ===============   ================  ================  ================

      December 31, 1998:
        Life insurance in force:
          Individual         $     34,017,379  $      4,785,079   $     8,948,442   $    38,180,742        23.4%
          Group                    81,907,539                           2,213,372        84,120,911         2.6%
                                ---------------   ----------------  ----------------  ----------------
               Total         $    115,924,918  $      4,785,079   $    11,161,814   $   122,301,653
                                ===============   ================  ================  ================

        Premium Income:
          Life insurance     $        352,710  $         24,720   $        65,452   $       393,442        16.6%
          Accident/health             571,992            61,689            74,284           584,587        12.7%
                                ---------------   ----------------  ----------------  ----------------
               Total         $        924,702  $         86,409   $       139,736   $       978,029
                                ===============   ================  ================  ================

      December 31, 1997:
        Life insurance in force:
          Individual         $     24,598,679  $      4,040,398   $     3,667,235   $    24,225,516        15.1%
          Group                    51,179,343                           2,031,477        53,210,820         3.8%
                                ---------------   ----------------  ----------------  ----------------
               Total         $     75,778,022  $      4,040,398   $     5,698,712   $    77,436,336
                                ===============   ================  ================  ================

        Premium Income:
          Life insurance     $        320,456  $       (127,388)  $        19,923   $       467,767         4.3%
          Accident/health             341,837            32,645            34,994           344,186        10.2%
                                ---------------   ----------------  ----------------  ----------------
               Total         $        662,293  $        (94,743)  $        54,917   $       811,953
                                ===============   ================  ================  ================




5.       NET INVESTMENT INCOME AND NET REALIZED GAINS (LOSSES) ON INVESTMENTS



         Net investment income is summarized as follows:

                                                                               Years Ended December 31,
                                                                  ---------------------------------------------------
                                                                       1999              1998              1997
                                                                  ---------------   ---------------   ---------------
      Investment income:
        Fixed maturities and short-term investments             $      636,946    $      638,079    $      633,975
        Mortgage loans on real estate                                   88,033           110,170           118,274
        Real estate                                                     19,618            20,019            20,990
        Policy loans                                                   167,109           180,933           194,826
        Other                                                              138               285                18
                                                                  ---------------   ---------------   ---------------
                                                                       911,844           949,486           968,083
      Investment expenses, including interest on
        amounts charged by the related parties
        of $11,053, $9,891, and $9,758                                  35,898            52,126            86,410
                                                                  ---------------   ---------------   ---------------
      Net investment income                                     $      875,946    $      897,360    $      881,673
                                                                  ===============   ===============   ===============

         Net realized gains (losses) on investments are as follows:

                                                                               Years Ended December 31,
                                                                  ---------------------------------------------------
                                                                       1999              1998              1997
                                                                  ---------------   ---------------   ---------------
      Realized gains (losses):
        Fixed maturities                                        $       (7,858)   $       38,391    $       15,966
        Mortgage loans on real estate                                    1,429               424             1,081
        Real estate                                                        513                                 363
        Provisions                                                       7,000              (642)           (7,610)
                                                                  ---------------   ---------------   ---------------
      Net realized gains on investments                         $        1,084    $       38,173    $        9,800
                                                                  ===============   ===============   ===============


6.       SUMMARY OF INVESTMENTS

         Fixed maturities owned at December 31, 1999 are summarized as follows:

                                                             Gross           Gross         Estimated
                                           Amortized      Unrealized       Unrealized        Fair          Carrying
                                             Cost            Gains           Losses          Value           Value
                                          ------------   --------------   -------------   ------------    ------------
      Held-to-Maturity:
          U.S. Treasury Securities
            and obligations of U.S.
            Government Agencies         $      63,444  $        448     $        687    $     63,205   $      63,444
          Collateralized mortgage
             obligations                      115,357                          9,360         105,997         115,357
          Public utilities                    223,705         2,773            3,011         223,467         223,705
          Corporate bonds                   1,724,915        19,179           30,753       1,713,341       1,724,915
          Foreign governments                  10,000           213                           10,213          10,000
          State and municipalities            123,160           738            1,540         122,358         123,160
                                          ------------   --------------   -------------   ------------    ------------
                                        $   2,260,581  $     23,351     $     45,351    $  2,238,581   $   2,260,581
                                          ============   ==============   =============   ============    ============



                                                              Gross           Gross         Estimated
                                            Amortized      Unrealized       Unrealized        Fair          Carrying
                                              Cost            Gains           Losses          Value           Value
                                           ------------   --------------   -------------   ------------    ------------
      Available-for-Sale:
        U.S. Treasury Securities
          and obligations of U.S.
          Government Agencies:
            Collateralized mortgage
               obligations               $     752,130  $      2,342     $     21,459    $    733,013   $     733,013
            Direct mortgage pass-
               through certificates            304,099         1,419           11,704         293,814         293,814
            Other                              178,142            77            1,431         176,788         176,788
        Collateralized mortgage
           obligations                         909,105         1,183           39,980         870,308         870,308
        Public utilities                       468,087         1,106           14,242         454,951         454,951
        Corporate bonds                      3,929,160        24,287          148,923       3,804,524       3,804,524
        Foreign governments                     41,224           654            1,256          40,622          40,622
        State and municipalities               371,436           108           17,642         353,902         353,902
                                           ------------   --------------   -------------   ------------    ------------
                                         $   6,953,383  $     31,176     $    256,637    $  6,727,922   $   6,727,922
                                           ============   ==============   =============   ============    ============

         Fixed maturities owned at December 31, 1998 are summarized as follows:

                                                              Gross           Gross         Estimated
                                            Amortized      Unrealized       Unrealized        Fair          Carrying
                                              Cost            Gains           Losses          Value           Value
                                           ------------   --------------   -------------   ------------    ------------
      Held-to-Maturity:
          U.S. Treasury Securities
            and obligations of U.S.
            Government Agencies          $      34,374  $      1,822     $               $     36,196   $      34,374
          Collateralized mortgage
             obligations                        10,135                            194           9,941          10,135
          Public utilities                     213,256        12,999              460         225,795         213,256
          Corporate bonds                    1,809,957        78,854            3,983       1,884,828       1,809,957
          Foreign governments                   10,133           782                           10,915          10,133
          State and municipalities             121,963         9,298                          131,261         121,963
                                           ------------   --------------   -------------   ------------    ------------
                                         $   2,199,818  $    103,755     $      4,637    $  2,298,936   $   2,199,818
                                           ============   ==============   =============   ============    ============

                                                              Gross           Gross         Estimated
                                            Amortized      Unrealized       Unrealized        Fair          Carrying
                                              Cost            Gains           Losses          Value           Value
                                           ------------   --------------   -------------   ------------    ------------
      Available-for-Sale:
        U.S. Treasury Securities
          and obligations of U.S.
          Government Agencies:
            Collateralized mortgage
               obligations               $     863,479  $     39,855     $      1,704    $    901,630   $     901,630
            Direct mortgage pass-
               through certificates            467,100         4,344              692         470,752         470,752
            Other                              191,138         1,765              788         192,115         192,115
        Collateralized mortgage
          obligations                          926,797        16,260            1,949         941,108         941,108
        Public utilities                       464,096        14,929               36         478,989         478,989
        Corporate bonds                      3,557,209       123,318           17,420       3,663,107       3,663,107
        Foreign governments                     56,505         2,732                           59,237          59,237
        State and municipalities               226,208         4,588            1,008         229,788         229,788
                                           ------------   --------------   -------------   ------------    ------------
                                         $   6,752,532  $    207,791     $     23,597    $  6,936,726   $   6,936,726
                                           ============   ==============   =============   ============    ============

     The collateralized mortgage obligations consist primarily of sequential and planned amortization classes with final stated maturities of two to thirty years and average lives of less than one to fifteen years. Prepayments on all mortgage-backed securities are monitored monthly and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities is adjusted by such prepayments.

     See Note 8 for additional information on policies regarding estimated fair value of fixed maturities.

     The amortized cost and estimated fair value of fixed maturity investments at December 31, 1999, by projected maturity, are shown below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                  Held-to-Maturity                      Available-for-Sale
                                        -------------------------------------   ------------------------------------
                                           Amortized           Estimated           Amortized           Estimated
                                              Cost             Fair Value             Cost            Fair Value
                                        -----------------   -----------------   -----------------   ----------------
      Due in one year or less         $        221,172    $        220,644    $        323,466    $        334,701
      Due after one year
        through five years                     945,199             941,685           1,286,402           1,251,690
      Due after five years
        through ten years                      684,729             677,531             716,353             684,513
      Due after ten years                      118,170             121,921             690,073             650,432
      Mortgage-backed
        securities                             115,357             105,997           1,965,334           1,897,135
      Asset-backed securities                  175,954             170,803           1,971,755           1,909,451
                                        -----------------   -----------------   -----------------   ----------------
                                      $      2,260,581    $      2,238,581    $      6,953,383    $      6,727,922
                                        =================   =================   =================   ================

     Proceeds from sales of securities available-for-sale were $3,176,802, $6,169,678, and $3,174,246 during 1999, 1998, and 1997, respectively. The realized gains on such sales totaled $10,080, $41,136, and $20,543 for 1999, 1998, and 1997, respectively. The realized losses totaled $19,720, $8,643, and $10,643 for 1999, 1998, and 1997, respectively. During the years 1999, 1998, and 1997, held-to-maturity securities with and amortized cost of $0, $9,920 and $0 were sold due to deterioration with insignificant gains and losses.

     At December 31, 1999 and 1998, pursuant to fully collateralized securities lending arrangements, the Company had loaned $0 and $115,168 of fixed maturities, respectively.



     The Company engages in hedging activities to manage interest rate, market and foreign exchange risk. The following table summarizes the 1999 financial hedge instruments:

                                          Notional                 Strike/Swap
      December 31, 1999                    Amount                     Rate                          Maturity
      -----------------------------    ---------------    ------------------------------    -------------------------

      Interest Rate Caps            $      1,362,000          7.64% - 11.82% (CMT)                6/00 - 12/04
      Interest Rate Swaps                    217,528               4.94%-6.8%                    02/00 - 12/06
      Foreign Currency
        Exchange Contracts                    19,478                   N/A                       03/00 - 07/06
      Equity Swap                            104,152              5.15% - 5.93%                      01/01
      Options                                 54,100                 Various                     01/02 - 12/02

         The following table summarizes the 1998 financial hedge instruments:

                                          Notional                 Strike/Swap
      December 31, 1998                    Amount                     Rate                          Maturity
      -----------------------------    ----------------   ------------------------------    -------------------------
      Interest Rate Floor           $         100,000             4.50% (LIBOR)                      11/99
      Interest Rate Caps                    1,070,000         6.75% - 11.82% (CMT)               12/99 - 10/03
      Interest Rate Swaps                     242,451             4.95% - 9.35%                  08/99 - 02/03
      Foreign Currency
        Exchange Contracts                     34,123                  N/A                       05/99 - 07/06
      Equity Swap                              95,652                 4.00%                          12/99

         LIBOR    - London Interbank Offered Rate
         CMT      - Constant Maturity Treasury Rate

     The Company has established specific investment guidelines designed to emphasize a diversified and geographically dispersed portfolio of mortgages collateralized by commercial and industrial properties located in the United States. The Company's policy is to obtain collateral sufficient to provide loan-to-value ratios of not greater than 75% at the inception of the mortgages. At December 31, 1999, approximately 34% of the Company's mortgage loans were collateralized by real estate located in California.

     The following represents impairments and other information with respect to impaired mortgage loans:

                                                                                     1999                1998
      ======================================================================    ----------------    ----------------

      ======================================================================
      Loans with related allowance for credit losses of
      ======================================================================
        $14,727 and $2,492                                                   $          25,877   $         13,192
      ======================================================================
      Loans with no related allowance for credit losses                                 17,880             10,420
      ======================================================================
      Average balance of impaired loans during the year                                 43,866             31,193
      ======================================================================
      Interest income recognized (while impaired)                                        1,877              2,308
      ======================================================================
      Interest income received and recorded (while impaired)
      ======================================================================
        using the cash basis method of recognition                                       1,911              2,309
      ======================================================================


     As part of an active loan management policy and in the interest of maximizing the future return of each individual loan, the Company may from time to time modify the original terms of certain loans. These restructured loans, all performing in accordance with their modified terms, aggregated $75,691 and $52,913 at December 31, 1999 and 1998, respectively.

       The following table presents changes in allowance for credit losses:

                                                                       1999              1998              1997
                                                                  ---------------   ---------------   ---------------

      Balance, beginning of year                                $       67,242    $       67,242    $       65,242
      Provision for loan losses                                         (7,000)              642             4,521
      Chargeoffs                                                             -              (787)           (2,521)
      Recoveries                                                         1,000               145
                                                                  ---------------   ---------------   ---------------
      Balance, end of year                                      $       61,242    $       67,242    $       67,242
                                                                  ===============   ===============   ===============


7.       COMMERCIAL PAPER

     The Company has a commercial paper program that is partially supported by a $50,000 standby letter-of-credit. At December 31, 1999, no commercial paper was outstanding. At December 31, 1998, commercial paper outstanding had maturities ranging from 69 to 118 days and interest rates ranging from 5.10% to 5.22%.


8.       ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

                                                                           December 31,
                                               ---------------------------------------------------------------------
                                                             1999                                1998
                                               ---------------------------------    --------------------------------
                                                  Carrying          Estimated         Carrying          Estimated
                                                   Amount          Fair Value          Amount          Fair Value
                                               ---------------    --------------    --------------    --------------
      ASSETS:
         Fixed maturities and
           short-term investments            $     9,229,307   $      9,207,307  $      9,556,713  $      9,655,831
         Mortgage loans on real
           Estate                                    974,645            968,964         1,133,468         1,160,568
         Policy loans                              2,681,132          2,681,132         2,858,673         2,858,673
         Common stock                                 69,240             69,240            48,640            48,640

      LIABILITIES:
         Annuity contract reserves
           without life contingencies              4,468,685          4,451,465         4,908,964         4,928,800
         Policyholders' funds                        185,623            185,623           181,779           181,779
         Due to Parent Corporation                    35,979             33,590            52,877            52,877
         Due to GWL&A Financial                      175,035            137,445               - -               - -
         Repurchase agreements                        80,579             80,579           244,258           244,258
         Commercial paper                           - -                - -                 39,731            39,731




                                                                           December 31,
                                               ---------------------------------------------------------------------
                                                             1999                                1998
                                               ---------------------------------    --------------------------------
                                                  Carrying          Estimated         Carrying          Estimated
                                                   Amount          Fair Value          Amount          Fair Value
                                               ---------------    --------------    --------------    --------------
      HEDGE CONTRACTS:
         Interest rate floor                        - -                - -                     17                17
         Interest rate caps                            4,140              4,140               971               971
         Interest rate swaps                          (1,494)            (1,494)            6,125             6,125
         Foreign currency exchange
           contracts                                     (10)               (10)              689               689
         Equity swap                                  (7,686)            (7,686)           (8,150)           (8,150)
         Options                                      (6,220)            (6,220)         - -               - -

     The estimated fair values of financial instruments have been determined using available information and appropriate valuation methodologies. However, considerable judgement is required to interpret market data to develop estimates of fair value. Accordingly, the estimates presented are not necessarily indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

     The estimated fair value of fixed maturities that are publicly traded are obtained from an independent pricing service. To determine fair value for fixed maturities not actively traded, the Company utilized discounted cash flows calculated at current market rates on investments of similar quality and term.

     Mortgage loans fair value estimates generally are based on discounted cash flows. A discount rate "matrix" is incorporated whereby the discount rate used in valuing a specific mortgage generally corresponds to that mortgage's remaining term. The rates selected for inclusion in the discount rate "matrix" reflect rates that the Company would quote if placing loans representative in size and quality to those currently in the portfolio.

     Policy loans accrue interest generally at variable rates with no fixed maturity dates and, therefore, estimated fair value approximates carrying value.

     The fair value of annuity contract reserves without life contingencies is estimated by discounting the cash flows to maturity of the contracts, utilizing current crediting rates for similar products.

     The estimated fair value of policyholders' funds is the same as the carrying amount as the Company can change the crediting rates with 30 days notice.

     The estimated fair value of due to Parent Corporation is based on discounted cash flows at current market rates on high quality investments.

     The fair value of due to GWL&A Financial reflects the price determined in the public market at December 31, 1999.



     The carrying value of repurchase agreements and commercial paper is a reasonable estimate of fair value due to the short-term nature of the liabilities.



     The estimated fair value of financial hedge instruments, all of which are held for other than trading purposes, is the estimated amount the Company would receive or pay to terminate the agreement at each year-end, taking into consideration current interest rates and other relevant factors. Included in the net loss position for interest rates swaps are $772 and $0 of unrealized losses in 1999 and 1998, respectively. Included in the net gain position for foreign currency exchange contracts are $518 and $932 of loss exposures in 1999 and 1998, respectively.

     The carrying amounts for receivables and liabilities reported in the balance sheet approximate fair value due to their short term nature.


9.       EMPLOYEE BENEFIT PLANS

     Effective January 1, 1997, all employees of the U.S. operations of the Parent Corporation and the related benefit plans were transferred to the Company. See Note 3 for further discussion.

     The Company's Parent had previously accounted for the pension plan under the Canadian Institute of Chartered Accountants (CICA) guidelines and had recorded a prepaid pension asset of $19,091. As U.S. generally accepted accounting principles do not materially differ from these CICA guidelines and the transfer was between related parties, the prepaid pension asset was transferred at carrying value. As a result, the Company recorded the following effective January 1, 1997:

      Prepaid pension cost                 $        19,091      Undistributed earnings on          $         3,608
      ====================================
                                                                  Participating business
      ====================================
                                                                Stockholder's equity                        15,483
      ====================================
                                             ----------------                                        ----------------
                                           $        19,091                                         $        19,091
      ====================================   ================                                        ================


     The following table summarizes changes for the three years December 31, 1999, in the benefit obligations and in plan assets for the Company's defined benefit pension plan and post-retirement medical plan. There is no additional minimum pension liability required to be recognized. There were no amendments to the plans due to the acquisition of Alta.



                                                                                          Post-Retirement
                                                Pension Benefits                           Medical Plan
                                      --------------------------------------   --------------------------------------
                                         1999         1998          1997          1999         1998          1997
                                      -----------   ----------   -----------   -----------   ----------    ----------
Change in benefit obligation
Benefit obligation at beginning
  of year                           $  131,305    $  115,057   $   96,417    $   19,944    $   19,454   $    16,160
Service cost                             7,853         6,834        5,491         2,186         1,365         1,158
Interest cost                            8,359         7,927        7,103         1,652         1,341         1,191
Addition of former Alta employees        4,155
Actuarial (gain) loss                  (22,363)        5,117        9,470         3,616        (1,613)        1,500
Prior service for former Alta
  employees                                                                       2,471
Benefits paid                           (3,179)       (3,630)      (3,424)         (641)         (603)         (555)
                                      -----------   ----------   -----------   -----------   ----------    ----------
Benefit obligation at end of year      126,130       131,305      115,057        29,228        19,944        19,454
                                      -----------   ----------   -----------   -----------   ----------    ----------

Change in plan assets
Fair value of plan assets at
  beginning of year                 $  183,136    $  162,879   $  138,221    $             $            $
Actual return on plan assets            12,055        23,887       28,082
Addition of former Alta employees
  and other adjustments                     81
Benefits paid                           (3,179)       (3,630)      (3,424)
                                      -----------   ----------   -----------   -----------   ----------    ----------
Fair value of plan assets at
  end of year                          192,093       183,136      162,879
                                      -----------   ----------   -----------   -----------   ----------    ----------

Funded status                           65,963        51,831       47,822       (29,228)      (19,944)      (19,454)
Unrecognized net actuarial
  (gain) loss                          (30,161)      (11,405)      (6,326)        3,464          (113)        1,500
Unrecognized prior service cost          3,614                                    2,310
Unrecognized net obligation or
  (asset) at transition                (18,170)      (19,684)     (21,198)       13,736        14,544        15,352
                                      -----------   ----------   -----------   -----------   ----------    ----------
Prepaid (accrued) benefit cost      $   21,246    $   20,742   $   20,298    $   (9,718)   $   (5,513)  $    (2,602)
                                      ===========   ==========   ===========   ===========   ==========    ==========

         Weighted-average
         assumptions as of
December 31
Discount rate                            7.50%         6.50%         7.00%        7.50%          6.50%        7.00%
Expected return on plan assets           8.50%         8.50%         8.50%        8.50%          8.50%        8.50%
Rate of compensation increase            5.00%         4.00%         4.50%        5.00%          4.00%        4.50%

         Components of net
         periodic benefit
Cost
Service cost                        $    7,853    $    6,834   $     5,491   $    2,186    $    1,365   $     1,158
Interest cost                            8,360         7,927         7,103        1,652         1,341         1,191
Expected return on plan assets         (15,664)      (13,691)      (12,286)
Amortization of transition              (1,514)       (1,514)       (1,514)         808           808           808
obligation
Amortization of unrecognized prior
  service cost                             541                                      162
Amortization of gain from earlier
  periods                                  (80)                                      38
                                      -----------   ----------                 -----------   ----------    ----------
                                      -----------   ----------   -----------   -----------   ----------    ----------
Net periodic (benefit) cost         $     (504)   $     (444)  $    (1,206)  $    4,846    $    3,514   $     3,157
                                      ===========   ==========   ===========   ===========   ==========    ==========

     The Company-sponsored post-retirement medical plan (medical plan) provides health benefits to retired employees. The medical plan is contributory and contains other cost sharing features, which may be adjusted annually for the expected general inflation rate. The Company's policy will be to fund the cost of the medical plan benefits in amounts determined at the discretion of management. The Company made no contributions to this plan in 1999, 1998, or 1997.

     Assumed health care cost trend rates have a significant effect on the amounts reported for the medical plan. For measurement purposes, a 7.5% annual rate of increase in the per capita cost of covered health care benefits was assumed. A one-percentage-point change in assumed health care cost trend rates would have the following effects:



                                                                           1-Percentage             1-Percentage
                                                                               Point                    Point
                                                                             Increase                 Decrease
                                                                        --------------------     --------------------
      Increase (decrease) on total of service and interest cost
        on components                                                $             1,678     $             (1,285)
      Increase (decrease) on post-retirement benefit obligation                    7,897                   (6,186)

     The Company sponsors a defined contribution 401(k) retirement plan which provides eligible participants with the opportunity to defer up to 15% of base compensation. The Company matches 50% of the first 5% of participant pre-tax contributions. For employees hired after January 1, 1999, the Company matches 50% of the first 8% of participant pre-tax contributions. Company contributions for the years ended December 31, 1999, 1998, and 1997 totaled $5,504, $3,915, and $3,475, respectively.

     The Company has a deferred compensation plan providing key executives with the opportunity to participate in an unfunded, deferred compensation program. Under the program, participants may defer base compensation and bonuses, and earn interest on their deferred amounts. The program is not qualified under Section 401 of the Internal Revenue Code. The total of participant deferrals, which is reflected in other liabilities, was $17,367, $16,102, and $13,952 for years ending December 31, 1999, 1998, and
     1997, respectively. The participant deferrals earn interest at a rate based on the average ten-year composite government securities rate plus 1.5%. The interest expense related to the plan for the years ending December 31, 1999, 1998, and 1997 were $1,231, $1,185, and $1,019, respectively.

     The Company also provides a supplemental executive retirement plan (SERP) to certain key executives. This plan provides key executives with certain benefits upon retirement, disability, or death based upon total compensation. The Company has purchased individual life insurance policies with respect to each employee covered by this plan. The Company is the owner and beneficiary of the insurance contracts. The incremental expense for this plan for 1999, 1998, and 1997 was $3,002, $2,840, and $2,531,
     respectively. The total liability of $14,608, $11,323, and $8,828 as of December 31, 1999, 1998, and 1997 is included in other liabilities.


10.      FEDERAL INCOME TAXES

     The following is a reconciliation between the federal income tax rate and the Company's effective rate:

                                                                       1999             1998            1997
                                                                    ------------    -------------    ------------
      Federal tax rate                                                    35.0   %        35.0    %       35.0    %
      Change in tax rate resulting from:
        Settlement of Parent tax exposures                                (5.9)                          (20.2)
        Provision for contingencies                                       (0.5)                            7.7
        Policyholder share of earnings                                     1.7             0.7             0.6
        Other, net                                                        (1.5)           (2.3)            0.8
                                                                    ------------    -------------    ------------
      Total                                                               28.8   %        33.4    %       23.9    %
                                                                    ============    =============    ============

     The Company's income tax provision was favorably impacted in 1999 and 1997 by releases of contingent liabilities relating to taxes of the Parent Corporation's U.S. branch associated with blocks of business that were transferred from the Parent Corporation's U.S. branch to the Company from 1989 to 1993; the Company had agreed to the transfer of these tax liabilities as part of the transfer of this business. The release recorded in 1999 reflected the resolution of certain tax issues with the Internal Revenue Service (IRS) relating to the 1992 - 1993 audit years. The release recorded in 1997 reflected the resolution of certain tax issues with the IRS relating to the 1990-1991 audit years. The release totaled $17,150 for 1999 and $42,150 for 1997; however, $8,900 of the 1999 release and $15,100 of the 1997 release was attributable to participating policyholders and therefore had no effect on the net income of the Company since that amount was credited to the provision for policyholders' share of earnings (losses).

     In addition to this release of contingent tax liabilities, the Company's income tax provision for 1997 also reflects increases for other contingent items relating to open tax years where the Company determined it was probable that additional taxes could be owed based on changes in facts and circumstances. The increase in 1997 was $16,000, of which $10,100 was attributable to participating policyholders and therefore had no effect on the net income of the Company. This increase in contingent tax liabilities has been reflected as a component of the deferred income tax provisions as the Company does not expect near term resolution of these contingencies.

     Excluding the effect of the 1999 and 1997 tax items discussed above, the effective tax rate for 1999 and 1997 was 35.2% and 36.4%.

     Temporary differences which give rise to the deferred tax assets and liabilities as of December 31, 1999 and 1998 are as follows:

                                                                 1999                              1998
                                                   ---------------------------------   ------------------------------
                                                      Deferred          Deferred         Deferred         Deferred
                                                        Tax               Tax               Tax             Tax
                                                       Asset           Liability           Asset         Liability
                                                   ---------------   ---------------   --------------   -------------
      Policyholder reserves                      $       131,587   $                 $     143,244    $
      Deferred policy acquisition costs                                     49,455                             39,933
      Deferred acquisition cost proxy
        tax                                              103,529                           100,387
      Investment assets                                   69,561                                               19,870
      Net operating loss carryforwards                       444                             2,867
      Other                                                                    582           6,566
                                                   ---------------   ---------------   --------------   -------------
               Subtotal                                  305,121            50,037         253,064             59,803
      Valuation allowance                                 (1,761)                           (1,778)
                                                   ---------------   ---------------   --------------   -------------
               Total Deferred Taxes              $       303,360   $        50,037   $     251,286    $        59,803
                                                   ===============   ===============   ==============   =============

     Amounts included in investment assets above include $58,711 and $(34,556) related to the unrealized gains/(losses) on the Company's fixed maturities available-for-sale at December 31, 1999 and 1998, respectively.



     The Company will file a consolidated tax return for 1999. Losses incurred by subsidiaries in prior years cannot be offset against operating income of the Company. At December 31, 1999, the Company's subsidiaries had approximately $1,271 of net operating loss carryforwards, expiring through the year 2014. The tax benefit of subsidiaries' net operating loss carryforwards are included in the deferred tax assets at December 31, 1999 and 1998, respectively.

     The Company's valuation allowance was increased (decreased) in 1999, 1998, and 1997 by $(17), $(1,792), and $34, respectively, as a result of the re-evaluation by management of future estimated taxable income in its subsidiaries.

     Under pre-1984 life insurance company income tax laws, a portion of life insurance company gain from operations was not subject to current income taxation but was accumulated, for tax purposes, in a memorandum account designated as "policyholders' surplus account." The aggregate accumulation in the account is $7,742 and the Company does not anticipate any transactions which would cause any part of the amount to become taxable. Accordingly, no provision has been made for possible future federal income taxes on this accumulation.


11.      COMPREHENSIVE INCOME

     Effective January 1, 1998, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 130 "Reporting Comprehensive Income". This Statement established new rules for reporting and display of comprehensive income and its components; however, the adoption of this Statement had no impact on the Company's net income or stockholder's equity. This Statement requires unrealized gains or losses on the Company's available-for-sale securities and related offsets for reserves and deferred policy acquisition costs, which prior to adoption were reported separately in stockholder's equity, to be included in other comprehensive income. The 1997 financial statements have been reclassified to conform to the requirements of Statement No. 130.

         Other comprehensive loss at December 31, 1999 is summarized as follows:

                                                              Before-Tax         Tax (Expense)         Net-of-Tax
      ==================================================
                                                                Amount            or Benefit             Amount
      ==================================================    ----------------    ----------------    -----------------
      Unrealized gains on available-for-sale
      ==================================================
      securities:
      ==================================================
         Unrealized holding gains (losses) arising
      ==================================================
            during the period                            $       (303,033)   $        106,061    $        (196,972)
      ==================================================
         Less:  reclassification adjustment for
      ==================================================
            (gains) losses realized in net income                  (9,958)              3,485               (6,473)
      ==================================================
                                                            ----------------    ----------------    -----------------
         Net unrealized gains (losses)                           (312,991)            109,546             (203,445)
      ==================================================
      ==================================================
      Reserve and  DAC adjustment                                  87,729             (30,705)              57,024
                                                            ----------------    ----------------    -----------------
                                                            ----------------    ----------------    -----------------
      Other comprehensive loss                           $       (225,262)   $         78,841    $        (146,421)
      ==================================================    ================    ================    =================




         Other comprehensive income at December 31, 1998 is summarized as follows:

                                                              Before-Tax         Tax (Expense)         Net-of-Tax
                                                                Amount            or Benefit             Amount
                                                            ----------------    ---------------- -- -----------------
      Unrealized gains on available-for-sale
      securities:
         Unrealized holding gains (losses) arising
            during the period                            $         39,430    $        (13,800)   $          25,630
         Less:  reclassification adjustment for
            (gains) losses realized in net income                 (14,350)              5,022               (9,328)
                                                            ----------------    ----------------    -----------------
         Net unrealized gains                                      25,080              (8,778)              16,302
      Reserve and  DAC adjustment                                 (11,614)              4,065               (7,549)
                                                            ----------------    ----------------    -----------------
                                                            ----------------    ----------------    -----------------
      Other comprehensive income                         $         13,466    $         (4,713)   $           8,753
                                                            ================    ================    =================


         Other comprehensive income at December 31, 1997 is summarized as follows:

                                                              Before-Tax         Tax (Expense)         Net-of-Tax
      ==================================================
                                                                Amount            or Benefit             Amount
      ==================================================    ----------------    ----------------    -----------------
      Unrealized gains on available-for-sale
      ==================================================
      securities:
      ==================================================
         Unrealized holding gains (losses) arising
      ==================================================
            during the period                            $         80,821    $        (28,313)   $          52,508
      ==================================================
         Less:  reclassification adjustment for
      ==================================================
            (gains) losses realized in net income                   2,012                (704)               1,308
      ==================================================
                                                            ----------------    ----------------    -----------------
         Net unrealized gains                                      82,833             (29,017)              53,816
      ==================================================
      ==================================================
      Reserve and  DAC adjustment                                 (24,554)              8,594              (15,960)
                                                            ----------------    ----------------    -----------------
                                                            ----------------    ----------------    -----------------
      Other comprehensive income                         $         58,279    $        (20,423)   $          37,856
      ==================================================    ================    ================    =================


12.      STOCKHOLDER'S EQUITY, DIVIDEND RESTRICTIONS, AND OTHER MATTERS

     Effective September 30, 1998, the Company purchased all of its outstanding series of preferred stock, which were owned by the Parent Corporation, for $121,800. At December 31, 1999 and 1998, the Company has 1,500 authorized shares each of Series A, Series B, Series C and Series D cumulative preferred stock; and 2,000,000 authorized shares of non-cumulative preferred stock.

     The Company's net income and capital and surplus, as determined in accordance with statutory accounting principles and practices for December 31 are as follows:

                             1999               1998              1997
                          --------------   ---------------   ---------------
                          (Unaudited)
      Net income             253,123     $      225,863    $      181,312
      Capital and surplus  1,007,245            727,124           759,429

     The maximum amount of dividends which can be paid to stockholders by insurance companies domiciled in the State of Colorado are subject to restrictions relating to statutory surplus and statutory net gain from operations. Statutory surplus and net gains from operations at December 31, 1999 were $1,007,245 and $245,148 (unaudited), respectively. The Company should be able to pay up to $245,148 (unaudited) of dividends in 2000.



     Dividends of $0, $6,692, and $8,854 were paid on preferred stock in 1999, 1998, and 1997, respectively. In addition, dividends of $92,053, $73,344, and $62,540 were paid on common stock in 1999, 1998, and 1997, respectively. Dividends are paid as determined by the Board of Directors.


13.      STOCK OPTIONS

     Great-West Lifeco Inc. (Lifeco) is the parent of the Parent Corporation. Lifeco has a stock option plan (the Lifeco plan) that provides for the granting of options for common shares of Lifeco to certain officers and employees of Lifeco and its subsidiaries, including the Company. Options may be awarded at no less than the market price on the date of the grant. Termination of employment prior to vesting results in forfeiture of the options, unless otherwise determined by a committee that administers the Lifeco plan. As of December 31, 1999, 1998, and 1997, stock available for award to Company employees under the Lifeco plan aggregated 885,150, 1,424,400, and 3,440,000 shares.

     The plan provides for the granting of options with varying terms and vesting requirements. The basic options under the plan become exercisable twenty percent per year commencing on the first anniversary of the grant and expire ten years from the date of grant. Options granted in 1998 and 1997 to Company employees totaling 278,000 and 1,832,000, respectively, become exercisable if certain long-term cumulative financial targets are attained. If exercisable, the exercise period runs from April 1, 2002 to June 26, 2007. Additional options granted in 1998 totaling 380,000 become exercisable if certain sales or financial targets are attained. During 1999 and 1998, 11,250 and 30,000 of these options vested and accordingly, the Company recognized compensation expense of $23 and $116, respectively. If exercisable, the exercise period runs from the date that the particular options become exercisable until January 27, 2008.

     The following table summarizes the status of, and changes in, Lifeco options granted to Company employees which are outstanding and the weighted-average exercise price (WAEP) for the years ended December 31. As the options granted relate to Canadian stock, the values, which are presented in U.S. dollars, will fluctuate as a result of exchange rate fluctuations:

                                            1999                         1998                         1997
                                  --------------------------   --------------------------   -------------------------
                                    Options         WAEP         Options         WAEP         Options         WAEP
                                  -------------   ----------   -------------   ----------   -------------   ---------
      Outstanding, Jan. 1,           6,544,824  $    8.07         5,736,000  $    7.71        4,104,000   $    6.22
        Granted                        575,500      16.48           988,000      13.90        1,932,000       11.56
        Exercised                      234,476       5.69            99,176       5.93           16,000        5.95
        Expired or canceled            318,750      13.81            80,000      13.05          284,000        6.17
                                  -------------   ----------   -------------   ----------   -------------   ---------
      Outstanding, Dec. 31,          6,567,098       9.04         6,544,824       8.07        5,736,000        7.71
                                  =============   ==========   =============   ==========   =============   =========

      Options exercisable
        at year-end                  2,215,998  $    6.31         1,652,424  $    5.72          760,800   $    5.96
                                  =============   ==========   =============   ==========   =============   =========

      Weighted average fair
      value of options
      granted during year       $    5.23                    $    4.46                    $    2.83
                                  =============                =============                =============



     The following table summarizes the range of exercise prices for outstanding
     Lifeco common stock options granted to Company employees at December 31, 1999:

                                                   Outstanding                                Exercisable
      ========================   ------------------------------------------------   ---------------------------------
                                                                      Average                             Average
      ========================
             Exercise                                  Average        Exercise                           Exercise
      ========================
            Price Range              Options            Life           Price            Options            Price
      ------------------------   ----------------    ------------   -------------   ----------------   --------------
      $ 5.87  -   7.80               3,554,348           6.63     $      5.95           2,108,748    $     5.92
      ========================
      $11.25 - 15.81                 2,842,000           7.86     $     12.37             107,250    $    14.03
      ========================
      $16.53 - 18.65                   170,500           9.18           17.93              -                 -
      ========================

     Of the exercisable Lifeco options, 2,174,748 relate to basic option grants and 41,250 relate to variable grants.

     Power Financial Corporation (PFC), which is the parent corporation of Lifeco, has a stock option plan (the PFC plan) that provides for the granting of options for common shares of PFC to key employees of PFC and its affiliates. Prior to the creation of the Lifeco plan in April 1996, certain officers of the Company participated in the PFC plan in Canada. Under the PFC plan, options may be awarded at no less than the market price on the date of the grant. Termination of employment prior to vesting results in forfeiture of the options, unless otherwise determined by a committee that administers the PFC plan. As of December 31, 1999, 1998 and 1997, stock available for award under the PFC plan aggregated 4,340,800, 4,400,800, and 4,400,800 shares.

     Options granted to officers of the Company under the PFC plan became exercisable twenty percent per year commencing on the date of the grant and expire ten years from the date of grant.

     The following table summarizes the status of, and changes in, PFC options granted to Company officers which remain outstanding and the weighted-average exercise price (WAEP) for the years ended December 31. As the options granted relate to Canadian stock, the values, which are presented in U.S. dollars, will fluctuate as a result of exchange rate fluctuations:

                                            1999                         1998                         1997
                                  --------------------------   --------------------------   -------------------------
                                    Options         WAEP         Options         WAEP         Options         WAEP
                                  -------------   ----------   -------------   ----------   -------------   ---------
      Outstanding, Jan. 1,             355,054  $    2.89         1,076,000  $    3.05        1,329,200   $    3.14
        Exercised                       70,000       2.28           720,946       2.98          253,200        2.93
                                  -------------   ----------   -------------   ----------   -------------   ---------
      Outstanding, Dec. 31,            285,054       3.23           355,054       2.89        1,076,000        3.05
                                  =============   ==========   =============   ==========   =============   =========

      Options exercisable
        at year-end                    285,054  $    3.23           355,054  $    2.89        1,076,000   $    3.05
                                  =============   ==========   =============   ==========   =============   =========

     As of December 31, 1999, the PFC options outstanding have exercise prices between $2.38 and $3.65 and a weighted-average remaining contractual life of 1.7 years.



     The Company accounts for stock-based compensation using the intrinsic value method prescribed by APB No. 25, "Accounting for Stock Issued to Employees", under which compensation expenses for stock options are generally not recognized for stock option awards granted at or above fair market value. Had compensation expense for the Company's stock option plan been determined based upon fair values at the grant dates for awards under the plan in accordance with SFAS No. 123, "Accounting for Stock-Based Compensation", the Company's net income would have been reduced by $1,039, $727, and $608, in 1999, 1998, and 1997, respectively. The fair value of
     each  option   grant  was   estimated  on  the  date  of  grant  using  the
     Black-Scholes option-pricing model with the following weighted-average assumptions used for those options granted in 1999, 1998, and 1997, respectively: dividend yields of 3.63%, 3.0% and 3.0%, expected volatility of 32.4%, 34.05%, and 24.04%, risk-free interest rates of 6.65%, 4.79%, and
     4.72%, and expected lives of 7.5 years.


14.      SEGMENT INFORMATION

     The Company has two reportable segments: Employee Benefits and Financial Services. The Employee Benefits segment markets group life and health and 401(k) products to small and mid-sized corporate employers. The Financial Services segment markets and administers savings products to public and not-for-profit employers and individuals and offers life insurance products to individuals and businesses.

     The accounting  policies of the segments are the same as those described in
     Note 1. The Company evaluates performance based on profit or loss from operations after income taxes.

     The Company's reportable segments are strategic business units that offer different products and services. They are managed separately as each segment has unique distribution channels.

     The Company's operations are not materially dependent on one or a few customers, brokers or agents.



     Summarized segment financial information for the year ended and as of December 31 was as follows:


         Year ended December 31, 1999

         Operations:

                                                              Employee           Financial             Total
      ================================================
                                                              Benefits            Services              U.S.
      ================================================    -----------------   -----------------   -----------------
      Revenue:
      ================================================
         Premium income                                $        990,449     $       172,734     $      1,163,183
      ================================================
         Fee income                                             548,580              86,567              635,147
      ================================================
         Net investment income                                   80,039             795,907              875,946
      ================================================
         Realized investment gains (losses)                      (1,224)              2,308                1,084
      ================================================    -----------------   -----------------   -----------------
               Total revenue                                  1,617,844           1,057,516            2,675,360
      ================================================
      Benefits and Expenses:
      ================================================
         Benefits                                               789,084             792,755            1,581,839
      ================================================
         Operating expenses                                     661,119             143,422              804,541
      ================================================    -----------------   -----------------   -----------------
               Total benefits and expenses                    1,450,203             936,177            2,386,380
      ================================================    -----------------   -----------------   -----------------
                                                          -----------------   -----------------   -----------------

      ================================================
      ================================================
               Net operating income before income               167,641             121,339              288,980
               taxes
      ================================================
      Income taxes                                               51,003              32,259               83,262
                                                          -----------------   -----------------   -----------------
               Net income                              $        116,638     $        89,080     $        205,718
      ================================================    =================   =================   =================

         Assets:

                                                              Employee           Financial             Total
      ================================================
                                                              Benefits            Services              U.S.
      ================================================    -----------------   -----------------   -----------------
      Investment assets                                $      1,467,464     $    11,590,591     $     13,058,055
      ================================================
      Other assets                                              646,036             909,172            1,555,208
      ================================================
      Separate account assets                                 7,244,145           5,535,871           12,780,016
      ================================================    -----------------   -----------------   -----------------
               Total assets                            $      9,357,645     $    18,035,634     $     27,393,279
      ================================================    =================   =================   =================



        Year ended December 31, 1998

         Operations:

                                                              Employee           Financial             Total
      ================================================
                                                              Benefits            Services              U.S.
      ================================================    -----------------   -----------------   -----------------
      Revenue:
      ================================================
         Premium income                                $        746,898     $       247,965     $        994,863
      ================================================
         Fee income                                             444,649              71,403              516,052
      ================================================
         Net investment income                                   95,118             802,242              897,360
      ================================================
         Realized investment gains (losses)                       8,145              30,028               38,173
      ================================================    -----------------   -----------------   -----------------
               Total revenue                                  1,294,810           1,151,638            2,446,448
      ================================================
      Benefits and Expenses:
      ================================================
         Benefits                                               590,058             872,411            1,462,469
      ================================================
         Operating expenses                                     546,959             141,269              688,228
      ================================================    -----------------   -----------------   -----------------
               Total benefits and expenses                    1,137,017           1,013,680            2,150,697
      ================================================    -----------------   -----------------   -----------------
                                                          -----------------   -----------------   -----------------

      ================================================
      ================================================
               Net operating income before income               157,793             137,958              295,751
               taxes
      ================================================
      Income taxes                                               50,678              48,158               98,836
                                                          -----------------   -----------------   -----------------
               Net income                              $        107,115     $        89,800     $        196,915
      ================================================    =================   =================   =================


         Assets:

                                                              Employee           Financial             Total
      ================================================
                                                              Benefits            Services              U.S.
      ================================================    -----------------   -----------------   -----------------
      Investment assets                                $      1,434,691     $    12,235,845     $     13,670,536
      ================================================
      Other assets                                              567,126             785,940            1,353,066
      ================================================
      Separate account assets                                 5,704,313           4,395,230           10,099,543
      ================================================    -----------------   -----------------   -----------------
               Total assets                            $      7,706,130     $    17,417,015     $     25,123,145
      ================================================    =================   =================   =================





         Year ended December 31, 1997

         Operations:

                                                              Employee           Financial             Total
      ================================================
                                                              Benefits            Services              U.S.
      ================================================    -----------------   -----------------   -----------------
      Revenue:
      ================================================
         Premium income                                $        465,143     $       368,036     $        833,179
      ================================================
         Fee income                                             358,005              62,725              420,730
      ================================================
         Net investment income                                  100,067             781,606              881,673
      ================================================
         Realized investment gains (losses)                       3,059               6,741                9,800
      ================================================    -----------------   -----------------   -----------------
               Total revenue                                    926,274           1,219,108            2,145,382
      ================================================
      Benefits and Expenses:
      ================================================
         Benefits                                               371,333           1,013,717            1,385,050
      ================================================
         Operating expenses                                     427,969             123,756              551,725
      ================================================    -----------------   -----------------   -----------------
               Total benefits and expenses                      799,302           1,137,473            1,936,775
      ================================================    -----------------   -----------------   -----------------
                                                          -----------------   -----------------   -----------------

      ================================================
      ================================================
               Net operating income before income               126,972              81,635              208,607
               taxes
      ================================================
      Income taxes                                               28,726              21,121               49,847
                                                          -----------------   -----------------   -----------------
               Net income                              $         98,246     $        60,514     $        158,760
      ================================================    =================   =================   =================

The following table, which summarizes premium and fee income by segment, represents supplemental information.

                                                     1999                1998                 1997
      ======================================    ----------------    ----------------    -----------------
                                                ----------------
      Premium Income:
      ======================================
      ======================================
         Employee Benefits
      ======================================
             Group Life & Health             $        990,449    $        746,898    $        465,143
      ======================================    ----------------    ----------------    -----------------
                  Total Employee Benefits             990,449             746,898             465,143
                                                ----------------    ----------------    -----------------
                                                ----------------    ----------------    -----------------
         Financial Services
      ======================================
      ======================================
             Savings                                   14,344              16,765              22,634
      ======================================
             Individual Insurance                     158,390             231,200             345,402
                                                ----------------    ----------------    -----------------
                                                ----------------    ----------------    -----------------
                  Total Financial Services            172,734             247,965             368,036
      ======================================    ----------------    ----------------    -----------------
               Total premium income          $      1,163,183    $        994,863    $        833,179
      ======================================    ================    ================    =================
                                                ----------------
      Fee Income:
      ======================================
      ======================================
         Employee Benefits
      ======================================
             Group Life & Health             $        454,071    $        366,805    $        305,302
      ======================================
               (uninsured plans)
      ======================================
             401(k)                                    94,509              77,844              52,703
                                                ----------------    ----------------    -----------------
                                                ----------------    ----------------    -----------------
                  Total Employee Benefits             548,580             444,649             358,005
      ======================================    ----------------    ----------------    -----------------
                                                ----------------    ----------------    -----------------
         Financial Services
      ======================================
      ======================================
             Savings                                   81,331              71,403              62,725
      ======================================
             Individual Insurance                       5,236
                                                ----------------    ----------------    -----------------
                                                ----------------    ----------------    -----------------
                  Total Financial Services             86,567              71,403              62,725
      ======================================    ----------------    ----------------    -----------------
               Total fee income              $        635,147    $        516,052    $        420,730
      ======================================    ================    ================    =================



15.      COMMITMENTS AND CONTINGENCIES

     On October 6, 1999, the Company entered into a purchase and sale agreement (the Agreement) with Allmerica Financial Corporation (Allmerica) to acquire Allmerica's group life and health insurance business on March 1, 2000. This business primarily consists of administrative services only and stop loss policies. The in-force business is expected to be underwritten and retained by the Company upon each policy renewal date. The purchase price, as defined in the Agreement, will be based on a percentage of the amount in-force at March 1, 2000 contingent on the persistency of the block of business through March 2001. Management does not expect the purchase price to have a material impact on the Company's consolidated financial statements.

     The Company is involved in various legal proceedings, which arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the resolution of these proceedings should not have a material adverse effect on its financial position or results of operations.


16.      SUBSEQUENT EVENTS

     Effective January 1, 2000, the Company coinsured the majority of General American Life Insurance Company's (General American) group life and health insurance business which primarily consists of administrative services only and stop loss policies. The agreement is expected to convert to an assumption reinsurance agreement by January 1, 2001, pending regulatory approval. The Company assumed approximately $150,000 of policy reserves and miscellaneous liabilities in exchange for an equal amount of cash and miscellaneous assets from General American.

                                       A-1

Appendix A -- Glossary of Terms

Account Value -- The sum of the value of your interests in the Divisions and the Loan Account.

Attained  Age -- The  Insured's  Issue Age plus the number of  completed  Policy
Years.

Business Day -- Any day that we are open for business. We are open for business every day that the New York Stock Exchange is open for trading.

Cash Surrender Value -- The Account Value minus any outstanding Policy Debt.

Divisions -- Divisions into which the assets of the Series Account are divided, each of which corresponds to an investment choice available to you.

Due Proof -- Such evidence as we may reasonably require in order to establish that Policy Proceeds are due and payable.

Fund -- An underlying mutual fund in which a Division invests. Each Fund is an investment company registered with the SEC or a separate investment series of a registered investment company.

Initial Premium -- The initial premium amount specified in a Policy.

Insured -- The person whose life is insured under the Policy.

Issue Age -- The Insured's age as of the Insured's birthday nearest the Policy Date.

Issue Date -- The date on which we issue a Policy.

Loan Account -- An account established for amounts transferred from the Divisions as security for outstanding Policy Debt.

Policy Anniversary -- The same day in each succeeding year as the day of the year corresponding to the Policy Date.

Policy Date -- The date coverage commences under your Policy and the date from which Policy Months, Policy Years and Policy Anniversaries are measured.

Policy Debt -- The principal amount of any outstanding loan against the Policy, plus accrued but unpaid interest on such loan.

Policy Month -- The one-month period commencing on the same day of the month as the Policy Date.

Policy Proceeds -- The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured. This amount is the death benefit, decreased by the amount of any outstanding Policy Debt, and increased by the amounts payable under any supplemental benefits.

Policy Year -- The one-year period commencing on the Policy Date or any Policy Anniversary and ending on the next Policy Anniversary.

Principal Office -- Great-West Life & Annuity Insurance Company, 8515 East Orchard Road, Englewood, Colorado 80111, or such other address as we may hereafter specify to you by written notice.

Request -- Any instruction in a form, written, telephoned or computerized, satisfactory to us and received at our Principal Office from you as required by any provision of your Policy or as required by us. The Request is subject to any action taken or payment made by us before it is processed.

SEC -- The United States Securities and Exchange Commission.

Series Account -- COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company.

Total Face Amount -- The amount of life insurance coverage you request as specified in your Policy.

Unit -- An accounting unit of measurement that we use to calculate the value of each Division.

Unit Value -- The value of each Unit in a Division.

Valuation Date -- Any day that benefits vary and on which the New York Stock Exchange is open for regular business, except as may otherwise be required or permitted by the applicable rules and regulations of the SEC.

Valuation Period -- The period of time from one determination of Unit Values to the next following determination of Unit Values. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

                                       B-1

                       Appendix B -- Table of Death Benefit Percentages

           Applicable Age          Percentage        Applicable Age        Percentage
                 20                   250%                 60                 130%
                 21                   250%                 61                 128%
                 22                   250%                 62                 126%
                 23                   250%                 63                 124%
                 24                   250%                 64                 122%
                 25                   250%                 65                 120%
                 26                   250%                 66                 119%
                 27                   250%                 67                 118%
                 28                   250%                 68                 117%
                 29                   250%                 69                 116%
                 30                   250%                 70                 115%
                 31                   250%                 71                 113%
                 32                   250%                 72                 111%
                 33                   250%                 73                 109%
                 34                   250%                 74                 107%
                 35                   250%                 75                 105%
                 36                   250%                 76                 105%
                 37                   250%                 77                 105%
                 38                   250%                 78                 105%
                 39                   250%                 79                 105%
                 40                   250%                 80                 105%
                 41                   243%                 81                 105%
                 42                   236%                 82                 105%
                 43                   229%                 83                 105%
                 44                   222%                 84                 105%
                 45                   215%                 85                 105%
                 46                   209%                 86                 105%
                 47                   203%                 87                 105%
                 48                   197%                 88                 105%
                 49                   191%                 89                 105%
                 50                   185%                 90                 105%
                 51                   178%                 91                 104%
                 52                   171%                 92                 103%
                 53                   164%                 93                 102%
                 54                   157%                 94                 101%
                 55                   150%                 95                 100%
                 56                   146%                 96                 100%
                 57                   142%                 97                 100%
                 58                   138%                 98                 100%
                 59                   134%                 99                 100%


                                       C-1

Appendix C -- Sample Hypothetical Illustrations

Illustrations of Death Benefits, Surrender Values And Accumulated Premiums

The illustrations in this prospectus have been prepared to help show how values under the Policy change with investment performance. The illustrations on the following pages illustrate the way in which a Policy Year's death benefit, Account Value and Cash Surrender Value could vary over an extended period of time. They assume that all premiums are allocated to and remain in the Series Account for the entire period shown and are based on hypothetical gross annual investment returns for the Funds (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6%, and 12% over the periods indicated.

The Account Values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Policy Years. The values would also be different depending on the allocation of a Policy's total Account Value among the Divisions of the Series Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Fund varied above and below such averages.

The amounts shown for the death benefits and Account Values take into account all charges and deductions imposed under the Policy based on the assumptions set forth in the tables below. These include the Expense Charges Applied to Premium, the Daily Risk Percentage charged against the Series Account for mortality and expense risks, the Monthly Service Charge and the Monthly Cost of Insurance. The Expense Charges Applied to Premium is equal to a guaranteed maximum of 6.5% for sales load and a guaranteed maximum of 3.5% to cover our federal tax obligations and the applicable local and state premium tax. The current level of these charges is 5.5% (for Policy Years 1 through 10 only) and 3.5%, respectively. The Daily Risk Percentage charged against the Series Account for mortality and expense risks is an annual effective rate of 0.40% for the first five Policy Years, 0.25% for Policy Years 6 through 20, and 0.10% thereafter and is guaranteed not to exceed an annual effective rate of 0.90%. The Monthly Service Charge is $10.00 per month for first three Policy Years and $7.50 per Policy Month for all Policy Years thereafter. This Charge is guaranteed not to exceed $15 per Policy Month.

The amounts shown in the tables also take into account the Funds' advisory fees and operating expenses, which are assumed to be at an annual rate of 0.82% of the average daily net assets of each Fund. This is based upon a simple average of the advisory fees and expenses of all the Funds for the most recent fiscal year taking into account any applicable expense caps or expense reimbursement arrangements. Actual fees and expenses that you will incur may be more or less than 0.82%, and will vary from year to year. See "Charges and Deductions -- Fund Expenses" in this prospectus and the prospectuses for the Funds for more information on Fund expenses. The gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -1.22%, 4.76%, and 10.74%, respectively, during the first five Policy Years, -1.07%, 4.92%, and 10.90%, respectively, for Policy Years 6 through 20, and -0.92%, 5.07% and 11.07%, respectively, thereafter.

The hypothetical returns shown in the tables do not reflect any charges for income taxes against the Series Account since no charges are currently made. If, in the future, such charges are made, in order to produce the illustrated death benefits, Account Values and Cash Surrender Values, the gross annual investment rate of return would have to exceed 0%, 6%, or 12% by a sufficient amount to cover the tax charges.

The second column of each table shows the amount which would accumulate if an amount equal to each premium were invested and earned interest, after taxes, at 5% per year, compounded annually.

We will furnish upon request a comparable table using any specific set of circumstances. In addition to a table assuming Policy charges at their maximum, we will furnish a table assuming current Policy charges.
                                   C-2

                                                           TABLE 1

                                         Great-West Life & Annuity Insurance Company
                                                  COLI VUL-2 Series Account

                                                        Male, Age 45
                                                $1,000,000 Total Face Amount

                                                  Annual Premium $12,524.03
                                                   Death Benefit Option 1
                                                   Current Policy Charges

                          Hypothetical 0% Gross Investment        Hypothetical 6% Gross           Hypothetical 12% Gross
                                  Return Net -1.22%            Investment Return Net 4.76%     Investment Return Net 10.74%
             Premiums
             Paid Plus

  Policy    interest At  Contract  Surrender    Death     Contract   Surrender     Death     Contract   Surrender  Death
                                                                                                                   -----
   Year     5% Per Year    Value     Value     Benefit      Value      Value      Benefit     Value       Value     Benefit
   ----     -----------    -----     -----     -------      -----      -----      -------     -----       -----     -------
    1         13,150       9,611     9,611    1,000,000    10,239      10,239    1,000,000    10,868     10,868    1,000,000
    2         26,958      16,904     16,904   1,000,000    18,697      18,697    1,000,000    20,569     20,569    1,000,000
    3         41,456      24,136     24,136   1,000,000    27,592      27,592    1,000,000    31,353     31,353    1,000,000
    4         56,679      30,877     30,877   1,000,000    36,504      36,504    1,000,000    42,888     42,888    1,000,000

    5         72,663      36,994     36,994   1,000,000    45,295      45,295    1,000,000    55,117     55,117    1,000,000
    6         89,447      42,793     42,793   1,000,000    54,287      54,287    1,000,000    68,478     68,478    1,000,000
    7         107,069     48,108     48,108   1,000,000    63,311      63,311    1,000,000    82,909     82,909    1,000,000
    8         125,573     52,834     52,834   1,000,000    72,262      72,262    1,000,000    98,431     98,431    1,000,000
    9         145,002     56,980     56,980   1,000,000    81,150      81,150    1,000,000   115,192     115,192   1,000,000

    10        165,402     60,553     60,553   1,000,000    89,980      89,980    1,000,000   133,359     133,359   1,000,000
    11        186,823     66,022     66,022   1,000,000    101,259    101,259    1,000,000   155,615     155,615   1,000,000
    12        209,314     71,356     71,356   1,000,000    113,058    113,058    1,000,000   180,347     180,347   1,000,000
    13        232,930     76,557     76,557   1,000,000    125,409    125,409    1,000,000   207,849     207,849   1,000,000
    14        257,727     81,190     81,190   1,000,000    137,921    137,921    1,000,000   238,058     238,058   1,000,000

    15        283,763     85,264     85,264   1,000,000    150,618    150,618    1,000,000   271,330     271,330   1,000,000
    16        311,101     88,677     88,677   1,000,000    163,424    163,424    1,000,000   307,975     307,975   1,000,000
    17        339,807     91,326     91,326   1,000,000    176,262    176,262    1,000,000   348,366     348,366   1,000,000
    18        369,947     93,111     93,111   1,000,000    189,057    189,057    1,000,000   392,942     392,942   1,000,000
    19        401,595     93,928     93,928   1,000,000    201,733    201,733    1,000,000   442,224     442,224   1,000,000
    20        434,825     93,455     93,455   1,000,000    214,019    214,019    1,000,000   496,696     496,696   1,000,000

  Age 60      283,763     85,264     85,264   1,000,000    150,618    150,618    1,000,000   271,330     271,330   1,000,000
  Age 65      434,825     93,455     93,455   1,000,000    214,019    214,019    1,000,000   496,696     496,696   1,000,000
  Age 70      507,488     70,019     70,019   1,000,000    270,597    270,597    1,000,000   873,902     873,902   1,353,875
  Age 75      580,152        0         0          0        300,110    300,110    1,000,000  1,462,089   1,462,089  2,054,938

         :
Notes:
(1)      "0" values in the "Contract Value," "Surrender Value" and "Death Benefit" columns indicate Policy lapse.
(2)      Assumes a $12,524.03 premium is paid at the beginning of each Policy Year. Values will be different if premiums are are paid with a different frequency or in different amounts.
(3)  Assumes  that no policy  loans have been made.  Excessive  loans or partial withdrawals  may cause  your  Policy to lapse due to  insufficient  Account
     Value.

The hypothetical investment rates of return are illustrative only, and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a policy owner, and the different investment rates of return for the Funds. The Cash Surrender Value and death benefit for a Policy would be different from those shown if the actual rates of investment return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years. They would also be different if any policy loans or partial withdrawals were made. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.

                                       C-3

                                                             TABLE 2

                                         Great-West Life & Annuity Insurance Company
                                                  COLI VUL-2 Series Account

                                                        Male, Age 45
                                                $1,000,000 Total Face Amount

                                                  Annual Premium $12,524.03
                                                   Death Benefit Option 1

                                                  Guaranteed Policy Charges

                              Hypothetical 0% Gross       Hypothetical 6% Gross Investment       Hypothetical 12% Gross
                          Investment Return Net -1.71%            Return Net 4.24%            Investment Return Net 10.18%
             Premiums
             Paid Plus

  Policy    interest At  Contract  Surrender    Death     Contract   Surrender     Death     Contract   Surrender  Death
                                                                                                                   -----
   Year     5% Per Year    Value     Value     Benefit      Value      Value      Benefit     Value       Value     Benefit
   ----     -----------    -----     -----     -------      -----      -----      -------     -----       -----     -------
    1         13,150       6,556     6,556    1,000,000     7,081      7,081     1,000,000    7,609       7,609    1,000,000
    2         26,958      12,562     12,562   1,000,000    14,013      14,013    1,000,000    15,533     15,533    1,000,000
    3         41,456      18,145     18,145   1,000,000    20,915      20,915    1,000,000    23,938     23,938    1,000,000
    4         56,679      23,315     23,315   1,000,000    27,791      27,791    1,000,000    32,882     32,882    1,000,000

    5         72,663      27,965     27,965   1,000,000    34,527      34,527    1,000,000    42,309     42,309    1,000,000
    6         89,447      32,105     32,105   1,000,000    41,122      41,122    1,000,000    52,280     52,280    1,000,000
    7         107,069     35,632     35,632   1,000,000    47,459      47,459    1,000,000    62,748     62,748    1,000,000
    8         125,573     38,440     38,440   1,000,000    53,417      53,417    1,000,000    73,661     73,661    1,000,000
    9         145,002     40,541     40,541   1,000,000    58,987      58,987    1,000,000    85,087     85,087    1,000,000

    10        165,402     41,831     41,831   1,000,000    64,041      64,041    1,000,000    96,986     96,986    1,000,000
    11        186,823     42,205     42,205   1,000,000    68,448      68,448    1,000,000   109,318     109,318   1,000,000
    12        209,314     41,670     41,670   1,000,000    72,182      72,182    1,000,000   122,158     122,158   1,000,000
    13        232,930     40,117     40,117   1,000,000    75,100      75,100    1,000,000   135,481     135,481   1,000,000
    14        257,727     37,546     37,546   1,000,000    77,164      77,164    1,000,000   149,373     149,373   1,000,000

    15        283,763     33,843     33,843   1,000,000    78,218      78,218    1,000,000   163,825     163,825   1,000,000
    16        311,101     28,887     28,887   1,000,000    78,092      78,092    1,000,000   178,837     178,837   1,000,000
    17        339,807     22,550     22,550   1,000,000    76,604      76,604    1,000,000   194,415     194,415   1,000,000
    18        369,947     14,697     14,697   1,000,000    73,553      73,553    1,000,000   210,574     210,574   1,000,000
    19        401,595      4,949     4,949    1,000,000    68,490      68,490    1,000,000   227,143     227,143   1,000,000
    20        434,825        0         0          0        61,152      61,152    1,000,000   244,146     244,146   1,000,000

  Age 60      283,763     33,843     33,843   1,000,000    78,218      78,218    1,000,000   163,825     163,825   1,000,000
  Age 65      434,825        0         0          0        61,152      61,152    1,000,000   244,146     244,146   1,000,000
  Age 70      504,028        0         0          0           0          0           0       335,014     335,014   1,000,000
  Age 75      573,231        0         0          0           0          0           0       433,386     433,386   1,000,000

Notes:
(1)      "0" values in the "Contract Value," "Surrender Value" and "Death Benefit" columns indicate Policy lapse.
(2)      Assumes a $12,524.03 premium is paid at the beginning of each Policy Year. Values will be different if premiums are are paid with a different frequency or in different amounts.
(3)  Assumes  that no policy  loans have been made.  Excessive  loans or partial withdrawals  may cause  your  Policy to lapse due to  insufficient  Account
     Value.


The hypothetical investment rates of return are illustrative only, and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a policy owner, and the different investment rates of return for the Funds. The Cash Surrender Value and death benefit for a Policy would be different from those shown if the actual rates of investment return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years. They would also be different if any policy loans or partial withdrawals were made. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.